EXECUTION

__________________________________________________________________________

GSR MORTGAGE LOAN TRUST 2004-2F

MORTGAGE PASS-THROUGH CERTIFICATES

SERIES 2004-2F

MASTER SERVICING

and

TRUST AGREEMENT

among

GS MORTGAGE SECURITIES CORP.,
as Depositor

WACHOVIA BANK, NATIONAL ASSOCIATION,

as Trustee

JPMORGAN CHASE BANK,
as Securities Administrator and Custodian

and

CHASE MANHATTAN MORTGAGE CORPORATION,
as Master Servicer

Dated as of
January 1, 2004

 __________________________________________________________________________

TABLE OF CONTENTS

Page

ARTICLE I DEFINITIONS

1

Section 1.01

Standard Terms.

1

Section 1.02

Defined Terms.

2

ARTICLE II FORMATION OF TRUST; CONVEYANCE OF MORTGAGE LOANS

26

Section 2.01

Conveyance to the Trustee.

26

Section 2.02

Acceptance by the Trustee.

27

Section 2.03

REMIC Elections and REMIC Interests Designations.

27

ARTICLE III REMITTING TO CERTIFICATEHOLDERS

32

Section 3.01

Distributions to Certificateholders.

32

Section 3.02

Allocation of Realized Losses and Shortfalls.

41

ARTICLE IV THE SECURITIES

43

Section 4.01

The Certificates.

43

Section 4.02

Denominations.

43

Section 4.03

Redemption of Certificates.

44

Section 4.04

Securities Laws Restrictions.

44

ARTICLE V MISCELLANEOUS PROVISIONS

44

Section 5.01

Request for Opinions.

44

Section 5.02

Schedules and Exhibits.

45

Section 5.03

Governing Law.

45

Section 5.04

Counterparts.

45

Section 5.05

Notices.

45

SCHEDULES AND EXHIBITS

Schedule I

Mortgage Loans

Schedule II

PAC Amortization Schedules

Exhibit A

Forms of Certificates

MASTER SERVICING AND TRUST AGREEMENT

THIS MASTER SERVICING AND TRUST AGREEMENT (this “Trust Agreement”), dated as of January 1, 2004, is hereby executed by and among GS MORTGAGE SECURITIES CORP., a Delaware corporation (the “Depositor”), WACHOVIA BANK, NATIONAL ASSOCIATION, as trustee (the “Trustee”) under this Trust Agreement and the Standard Terms to Master Servicing and Trust Agreement, January 2004 Edition (the “Standard Terms”), JPMORGAN CHASE BANK, as securities administrator (in such capacity, the “Securities Administrator”) and custodian (in such capacity, the “Custodian”), and CHASE MANHATTAN MORTGAGE CORPORATION, as master servicer (the “Master Servicer”), all of the provisions of which, unless otherwise specified herein, are incorporated herein and shall be a part of this Trust Agreement as if set forth herein in full.

PRELIMINARY STATEMENT

The Board of Directors of the Depositor has duly authorized the formation of GSR Mortgage Loan Trust 2004-2F as a trust (the “Trust”) to issue a series of securities with an aggregate initial outstanding principal balance of $1,090,835,277 to be known as the Mortgage Pass-Through Certificates, Series 2004-2F (the “Certificates”).  The Trust is formed by this Trust Agreement.  The Certificates in the aggregate evidence the entire beneficial ownership in the Trust.  The Certificates consist of the classes set forth herein.

Pursuant to Section 12.01 of the Standard Terms, the Securities Administrator, on behalf of the Trustee, will make an election to treat all of the assets of the Trust as three real estate mortgage investment conduits (each, a “REMIC” and, individually, “REMIC I-1,” “REMIC I-2” and “REMIC I-3”) for federal income tax purposes.  The “startup day” of each REMIC for purposes of the REMIC Provisions is the Closing Date.

For purposes of naming the REMIC Interests and the Certificates, the first character (“I,” “II,” “III,” “IV,” “V,” “VI,” “VII,” “VIII,” “IX,” “X,” “XI,” “XII,” “XIII” and “XIV”) refers to the Collateral Group; the second character (“A” or “B”) refers to the status of the interest (senior or subordinate) and the final character refers to the specific Class.

NOW, THEREFORE, in consideration of the mutual promises, covenants, representations and warranties hereinafter set forth, the Depositor, the Trustee, the Securities Administrator, the Custodian and the Master Servicer agree as follows:

ARTICLE I

DEFINITIONS

Section 1.01

Standard Terms.

The Depositor, the Trustee, the Securities Administrator, the Custodian and the Master Servicer acknowledge that the Standard Terms prescribe certain obligations of each such entity with respect to the Certificates.  The Depositor, the Trustee, the Securities Administrator, the Custodian and the Master Servicer agree to observe and perform such prescribed duties, responsibilities and obligations, pursuant to the terms and conditions thereof and of this Trust Agreement, and acknowledge that, except to the extent inconsistent with the provisions of this Trust Agreement, the Standard Terms are and shall be a part of this Trust Agreement to the same extent as if set forth herein in full.

Pursuant to Section 2.02(f) of the Standard Terms, the Depositor acknowledges the appointment of the Custodian and agrees to deliver, or cause to be delivered, to the Custodian all Mortgage Loan documents that are to be included in the Trustee Mortgage Loan File for each Mortgage Loan.  The Depositor and the Custodian acknowledge that, pursuant to existing Custodial Agreements entered into between the Custodian and predecessors in interest of the Depositor, the Custodian previously acted as custodian for such predecessors in interest and that in connection with the formation of the Trust, the Depositor will assign each Custodial Agreement to the Trustee and cause a receipt to be issued in the name of the Trustee.

Section 1.02

Defined Terms.

Capitalized terms used but not defined herein shall have the respective meanings assigned to them in Section 1.01 of the Standard Terms or in the Sale and Servicing Agreements.  In the event of a conflict between the Standard Terms and the Sale and Servicing Agreements, the Sale and Servicing Agreements shall govern.  In addition, the following provisions shall govern the defined terms set forth below for this Trust Agreement:

“Accrued Certificate Interest”:  Interest to be distributed to each Class of Certificates (other than the Class A-X Certificates) and each Component of the Class A-X Certificates on any Distribution Date consisting of the sum of (i) the product of the Certificate Rate for such Class of Certificates or Components and the Certificate Balance (or Notional Amount) for such Class of Certificates or Components and such Distribution Date and (ii) accrued but unpaid Accrued Certificate Interest from prior Distribution Dates (on a cumulative basis, but without interest on such unpaid Accrued Certificate Interest).  For any Class A-X Certificates, on any Distribution Date, the sum of: Accrued Certificate Interest for such date on the related Components of such Class.

“Aggregate Subordinate Percentage”:  For Certificate Group I, Certificate Group II, Certificate Group III, Certificate Group IV, Certificate Group V, Certificate Group VI and Certificate Group VII at any time, the sum of the Class Principal Balances of the I-B Subordinate Certificates divided by the sum of the outstanding principal balances for all the Mortgage Loans in the related Collateral Groups (other than the Applicable Fractions thereof allocable to the related Component of the Class A-P Certificates).  For Certificate Group VIII, Certificate Group IX, Certificate Group X, Certificate Group XI, Certificate Group XII, Certificate Group XIII and Certificate Group XIV at any time, the sum of the Class Principal Balances of the II-B Subordinate Certificates divided by the sum of the outstanding principal balances for all the Mortgage Loans in the related Collateral Groups (other than the Applicable Fractions thereof allocable to the related Component of the Class A-P Certificates).

“Applicable Fraction”: For each Mortgage Loan and REMIC I-1, shall be calculated as follows:

·

For Collateral Group I and each Mortgage Loan in Loan Group I and Loan Group II with a Net Rate equal to or greater than 5.50% per annum, but less than or equal to 6.50% per annum:

6.50% minus the Net Rate on such Mortgage Loan
1.00%;

·

For Collateral Group II and each Mortgage Loan in Loan Group I and Loan Group II with a Net Rate equal to or greater than 5.50% per annum, but less than or equal to 6.50% per annum:

1 minus 6.50% minus the Net Rate on such Mortgage Loan
1.00%;

·

For Collateral Group II and each Mortgage Loan in Loan Group I with a Net Rate greater than 6.50% per annum, but less than or equal to 8.00% per annum:

8.00% minus the Net Rate on such Mortgage Loan
1.50%;

·

For Collateral Group III and each Mortgage Loan in Loan Group II with a Net Rate greater than 6.50% per annum, but less than or equal to 8.00% per annum:

8.00% minus the Net Rate on such Mortgage Loan
1.50%;

·

For Collateral Group IV and each Mortgage Loan in Loan Group I and Loan Group II with a Net Rate greater than 6.50% per annum, but less than or equal to 8.00% per annum:

1 minus 8.00% minus the Net Rate on such Mortgage Loan
1.50%;

·

For Collateral Group IV and each Mortgage Loan in Loan Group I with a Net Rate greater than 8.00% per annum, 100%;

·

For Collateral Group III-P and each Discount Loan in Group III:

6.50% minus the Net Rate on such Discount Loan
6.50%;

·

For Collateral Group V and each Discount Loan in Group III:

the Net Rate on such Discount Loan
6.50%;

·

For Collateral Group V and each Mortgage Loan in Loan Group III with a Net Rate equal to or greater than 6.50% per annum, but less than or equal to 7.00% per annum:

7.00% minus the Net Rate on such Mortgage Loan
0.50%;

·

For Collateral Group VI and each Mortgage Loan in Loan Group III with a Net Rate equal to or greater than 6.50% per annum, but less than or equal to 7.00% per annum:

1 minus 7.00% minus the Net Rate on such Mortgage Loan
0.50%;

·

For Collateral Group VI and each Mortgage Loan in Loan Group III with a Net Rate greater than 7.00% per annum, but less than or equal to 8.00% per annum:

8.00% minus the Net Rate on such Mortgage Loan
1.00%;

·

For Collateral Group VII and each Mortgage Loan in Loan Group III with a Net Rate greater than 7.00% per annum, but less than or equal to 8.00% per annum:

1 minus 8.00% minus the Net Rate on such Mortgage Loan
1.00%;

·

For Collateral Group VII and each Mortgage Loan in Loan Group III with a Net Rate greater than 8.00% per annum, 100%;

·

For Collateral Group IV-P and each Discount Loan in Group IV:

6.50% minus the Net Rate on such Discount Loan
6.50%;

·

For Collateral Group VIII and each Discount Loan in Group IV:

the Net Rate on such Discount Loan
6.50%;

·

For Collateral Group VIII and each Mortgage Loan in Loan Group IV with a Net Rate equal to or greater than 6.50% per annum, 100%;

·

For Collateral Group V-P and each Discount Loan in Group V:

6.00% minus the Net Rate on such Discount Loan
6.00%;

·

For Collateral Group IX and each Discount Loan in Group V:

the Net Rate on such Discount Loan
6.00%;

·

For Collateral Group IX and each Mortgage Loan in Loan Group V with a Net Rate equal to or greater than 6.00% per annum, but less than or equal to 6.50% per annum:

6.50% minus the Net Rate on such Mortgage Loan
0.50%;

·

For Collateral Group X and each Mortgage Loan in Loan Group V with a Net Rate equal to or greater than 6.00% per annum, but less than or equal to 6.50% per annum:

1 minus 6.50% minus the Net Rate on such Mortgage Loan
0.50%;

·

For Collateral Group X and each Mortgage Loan in Loan Group V with a Net Rate greater than 6.50% per annum, but less than or equal to 7.00% per annum:

7.00% minus the Net Rate on such Mortgage Loan
0.50%;

·

For Collateral Group XI and each Mortgage Loan in Loan Group V with a Net Rate greater than 6.50% per annum, but less than or equal to 7.00% per annum:

1 minus 7.00% minus the Net Rate on such Mortgage Loan
0.50%;

·

For Collateral Group XI and each Mortgage Loan in Loan Group V with a Net Rate greater than 7.00% per annum, 100%;

·

For Collateral Group VI-P and each Discount Loan in Group VI:

4.50% minus the Net Rate on such Discount Loan
4.50%;

·

For Collateral Group XII and each Discount Loan in Group VI:

the Net Rate on such Discount Loan
4.50%;

·

For Collateral Group XII and each Mortgage Loan in Loan Group VI with a Net Rate equal to or greater than 4.50% per annum, but less than or equal to 5.00% per annum:

5.00% minus the Net Rate on such Mortgage Loan
0.50%;

·

For Collateral Group XIII and each Mortgage Loan in Loan Group VI with a Net Rate equal to or greater than 4.50% per annum, but less than or equal to 5.00% per annum:

1 minus 5.00% minus the Net Rate on such Mortgage Loan
0.50%;

·

For Collateral Group XIII and each Mortgage Loan in Loan Group VI with a Net Rate greater than 5.00% per annum, but less than or equal to 5.50% per annum:

5.50% minus the Net Rate on such Mortgage Loan
0.50%;

·

For Collateral Group XIV and each Mortgage Loan in Loan Group VI with a Net Rate greater than 5.00% per annum, but less than or equal to 5.50% per annum:

1 minus 5.50% minus the Net Rate on such Mortgage Loan
0.50%;

·

For Collateral Group XIV and each Mortgage Loan in Loan Group VI with a Net Rate greater than 5.50% per annum, 100%;

“A-P Principal Distribution Amount”:  For Collateral Group III-P, Collateral Group IV-P, Collateral Group V-P and Collateral Group VI-P, for each Distribution Date, the sum of:

(1)

the Applicable Fractions for the related component of the Class A-P Certificatesof items (1), (2) and (3) of the definition of Principal Payment Amount;

(2)

the Applicable Fractions for the related component of the Class A-P Certificates of all Payoffs and Curtailments for each Mortgage Loan contributing to that Collateral Group, that were received during the preceding calendar month; and

(3)

the Applicable Fractions for the related component of the Class A-P Certificates of the principal portion of the Liquidation Principal for each Liquidated Mortgage Loan contributing to that Collateral Group.

“Apportioned Principal Balance”:  For any Class of Subordinate Certificates for any Distribution Date, the Class Principal Balance of such Class immediately prior to that Distribution Date multiplied by a fraction, the numerator of which is the applicable Group Subordinate Amount for that date and the denominator of which is the sum of the Group Subordinate Amounts for that date.

“Assignment Agreements”:  Each of:  (i) the Assignment, Assumption and Recognition Agreement dated as of January 1, 2004, by and among GSMC, the Depositor and Countrywide Servicing, as Servicer, (ii) the Assignment, Assumption and Recognition Agreement dated as of January 1, 2004, by and among the Trustee, the Depositor and Countrywide Servicing, as Servicer, (iii) the Assignment, Assumption and Recognition Agreement dated as of January 1, 2004, by and among GSMC, the Depositor and Fifth Third, as Servicer, (iv) the Assignment, Assumption and Recognition Agreement dated as of January 1, 2004, by and among the Trustee, the Depositor and Fifth Third, as Servicer, (v) the Assignment, Assumption and Recognition Agreement dated as of January 1, 2004, by and among GSMC, the Depositor and GE Mortgage, as Servicer, (ii) the Assignment, Assumption and Recognition Agreement dated as of January 1, 2004, by and among the Trustee, the Depositor and GE Mortgage, as Servicer, (i) the Assignment, Assumption and Recognition Agreement dated as of January 1, 2004, by and among GSMC, the Depositor and WaMu FA, as Servicer, (ii) the Assignment, Assumption and Recognition Agreement dated as of January 1, 2004, by and among the Trustee, the Depositor and WaMu FA, as Servicer,

“Available Distribution Amount”:  For any Distribution Date and any Collateral Group, the sum of the Applicable Fractions for each Mortgage Loan contributing to that Collateral Group of the following amounts:

(1)

the total amount of all cash received from or on behalf of the Mortgagors or advanced by the applicable Servicer (or the Master Servicer in the event the applicable Servicer fails to make such required advances, or by the Securities Administrator in the event the Master Servicer fails to make any such required advances, in each case pursuant to Section 3.05 of the Standard Terms) on the Mortgage Loans in such Group and not previously distributed (including P&I Advances made by such Servicer (or by the Master Servicer in the event the applicable Servicer fails to make such required advances, or by the Securities Administrator in the event the Master Servicer fails to make any such required advances, in each case pursuant to Section 3.05 of the Standard Terms), Compensating Interest Payments made by such Servicer (or the Master Servicer) and proceeds of Mortgage Loans that are liquidated), except:

(a)

all Scheduled Payments collected but due on a Due Date after that Distribution Date;

(b)

all Curtailments received after the previous calendar month;

(c)

all Payoffs received after the previous calendar month (together with any interest payment received with those Payoffs to the extent that it represents the payment of interest accrued on the Mortgage Loans for the period after the previous calendar month);

(d)

liquidation proceeds and insurance proceeds received on the Mortgage Loans in such Group after the previous calendar month;

(e)

all amounts in the Certificate Account from Mortgage Loans in such Group that are then due and payable to the applicable Servicer under the related Sale and Servicing Agreement; and

(f)

the Servicing Fee and the Master Servicing Fee for each Mortgage Loan in such Group, net of any amounts payable as compensating interest by the applicable Servicer on that Distribution Date; and

(2)

the total amount of any cash received by the Securities Administrator or the applicable Servicer (or the Master Servicer) from the repurchase by the Loan Seller of any Mortgage Loans as a result of defective documentation or breach of representations and warranties (provided that the obligation to repurchase arose before the related Due Date); provided further that the Available Distribution Amount for REMIC I-3 shall be the amounts distributed by REMIC I-2 and the Available Distribution Amount for REMIC I-2 shall be the amounts distributed by REMIC I-1.

“Book-Entry Certificates”:  The Senior Certificates and the Senior Subordinate Certificates.

“Certificate Balance”:  As to any Class of Certificates (other than a Notional Certificate) or Interests as of the close of business on each Distribution Date, the initial Certificate Balance thereof  (as shown on the charts in Section 2.03) reduced by (i) all principal payments previously distributed to such Class and (ii) all Realized Losses previously allocated to such Class.

“Certificate Group”:  The Group I Certificates, the Group II Certificates, the Group III Certificates, the Group IV Certificates, the Group V Certificates, the Group VI Certificates, the Group VII Certificates, the Group VIII Certificates, the Group IX Certificates, the Group X Certificates, the Group XI Certificates, the Group XII Certificates, the Group XIII Certificates, or the Group XIV Certificates, as applicable.

“Certificate Rate”:  With respect to each Class of Certificates on any Distribution Date, the percentage per annum or other entitlement to interest described in Section 2.03.  With respect to each REMIC Interest on any Distribution Date, the Certificate Rates described in Section 2.03.

“Certificates”:  The Class IA-1, Class IA-2, Class IA-3, Class IA-4, Class IA-5, Class IA-6, Class IA-7, Class IIA-1, Class IIA-2, Class IIA-3, Class IIA-4, Class IIA-5, Class IIA-6, Class IIIA-1, Class IIIA-2, Class IIIA-3, Class IIIA-4, Class IIIA-5, Class IIIA-6, Class IVA-1, Class IVA-2, Class VA-1, Class VIA-1, Class VIIA-1, Class VIIA-2, Class VIIIA-1, Class IXA-1, Class XA-1, Class XIA-1, Class XIIA-1, Class XIIIA-1, Class XIVA-1, Class A-P, Class A-X, Class I-B1, Class I-B2, Class I-B3, Class I-B4, Class I-B5, Class I-B6, Class II-B1, Class II-B2, Class II-B3, Class II-B4, Class II-B5, Class II-B6 and Class R Certificates.

“Chase”:  Chase Manhattan Mortgage Corporation, or any successor in interest.

“Class”:  Each Class of Certificates or REMIC Interests.

“Class A Certificates”:  The Class IA-1, Class IA-2, Class IA-3, Class IA-4, Class IA-5, Class IA-6, Class IA-7, Class IIA-1, Class IIA-2, Class IIA-3, Class IIA-4, Class IIA-5, Class IIA-6, Class IIIA-1, Class IIIA-2, Class IIIA-3, Class IIIA-4, Class IIIA-5, Class IIIA-6, Class IVA-1, Class IVA-2, Class VA-1, Class VIA-1, Class VIIA-1, Class VIIA-2, Class VIIIA-1, Class IXA-1, Class XA-1, Class XIA-1, Class XIIA-1, Class XIIIA-1, Class XIVA-1, Class A-P and Class A-X Certificates.

“Class A-P Certificates”:  The Class A-P Certificates.

“Class A-X Notional Amount”:  Initially will be $4,724,119 and for each Distribution Date after the Closing Date will equal the sum of the Component Notional Amounts of the A-X(I), A-X(III), A-X(IV), A-X(V) and A-X(VI) Components for such Distribution Date.

“Class B Certificates”:  The Class I-B1, Class I-B2, Class I-B3, Class I-B4, Class I-B5, Class I-B6, Class II-B1, Class II-B2, Class II-B3, Class II-B4, Class II-B5 and Class II-B6 Certificates.

“Class IA-7 Percentage”: With respect to any Distribution Date, the lesser of (i) 100% and (ii) the percentage obtained by dividing (x) the Certificate Balance of the Class IA-7 Certificates immediately prior to such date by (y) the aggregate Certificate Balance of the Class IA Certificates (other than the related Component of the Class A-P Certificates) immediately prior to such date.

“Class IA-7 Prepayment Shift Percentage”: With respect to any Distribution Date during the five years beginning on the first Distribution Date, 0%.  Thereafter, for any Distribution Date occurring on or after the fifth anniversary of the first Distribution Date, as follows: for any Distribution Date in the first year thereafter, 30%; for any Distribution Date in the second year thereafter, 40%; for any Distribution Date in the third year thereafter, 60%; for any Distribution Date in the fourth year thereafter, 80%; and for any subsequent Distribution Date, 100%.

“Class IA-7 Priority Amount”:  With respect to any Distribution Date, the lesser of (i) the sum of (x) the product of the Class IA-7 Percentage for such date, the Class IA-7 Scheduled Principal Percentage for such date and the Scheduled Principal Amount for such date and (y) the product of the Class IA-7 Percentage for such date, the Class IA-7 Prepayment Shift Percentage for such date and the Unscheduled Principal Amount for such date and (ii) the Certificate Balance of the Class IA-7 Certificates immediately prior to such date.   Notwithstanding the foregoing, (i) on and after the Credit Support Depletion Date, the Class IA-7 Certificates shall be entitled to their respective pro rata share of all scheduled and unscheduled payments of principal and (ii) on the date on which the Certificate Balances of all of the Class IA Certificates (other than the Class IA-7 Certificates and the related Component of the Class A-P Certificates) have been reduced to zero, the Class IA-7 Certificates shall be entitled pro rata to any remaining Senior Principal Distribution Amount for Group I and thereafter, the Class IA-7 Priority Amount will equal the Senior Principal Distribution Amount.

“Class IA-7 Scheduled Principal Percentage”: With respect to any Distribution Date during the five years beginning on the first Distribution Date, 0%.  Thereafter, for any Distribution Date occurring on or after the fifth anniversary of the first Distribution Date, 100%.

“Class IA-2 Notional Amount”:  With respect to each Distribution Date, the Certificate Balance of the Class IA-1 Certificates immediately prior to such Distribution Date.

“Class IIA-2 Notional Amount”:  With respect to each Distribution Date, (i) 2.50% of the Class Principal Balance of the Class IIA-1 Certificates on such Distribution Date, divided by (ii) 6.50%.

“Class IIA-4 Notional Amount”:  With respect to each Distribution Date, the Certificate Balance of the Class IIA-3 Certificates immediately prior to such Distribution Date.

“Class IIIA-2 Notional Amount”:  With respect to each Distribution Date, (i) 2.65% of the Class Principal Balance of the Class IIIA-1 Certificates on such Distribution Date, divided by (ii) 6.50%.

“Class IIIA-4 Notional Amount”:  With respect to each Distribution Date, the Certificate Balance of the Class IIIA-3 Certificates immediately prior to such Distribution Date.

“Class IVA-2 Notional Amount”:  With respect to each Distribution Date, the Certificate Balance of the Class IVA-1 Certificates immediately prior to such Distribution Date.

“Class VIIA-2 Notional Amount”:  With respect to each Distribution Date, the Certificate Balance of the Class VIIA-1 Certificates immediately prior to such Distribution Date.

“Closing Date”:  January 30, 2004.

“Collateral Group”:  Each of Collateral Group I, Collateral Group II, Collateral Group III-P, Collateral Group III, Collateral Group IV, Collateral Group IV-P, Collateral Group V, Collateral Group V-P, Collateral Group VI, Collateral Group VI-P, Collateral Group VII, Collateral Group VIII, Collateral Group IX, Collateral Group X, Collateral Group XI, Collateral Group XII, Collateral Group XIII and Collateral Group XIV.

“Collateral Group I”: The Mortgage Loans in Subgroup I-A and Subgroup II-A or portions thereof that have been stripped to an Effective Net Rate of 5.50%.

“Collateral Group II”: The Mortgage Loans in Subgroup I-A and Subgroup I-B or portions thereof that have been stripped to an Effective Net Rate of 6.50%.

“Collateral Group III”: The Mortgage Loans in Subgroup II-A and Subgroup II-B or portions thereof that have been stripped to an Effective Net Rate of 6.50%.

“Collateral Group IV”: The Mortgage Loans in Subgroup I-B, Subgroup II-B and Subgroup I-C or portions thereof that have been stripped to an Effective Net Rate of 8.00%.

“Collateral Group III-P”: The portions of Mortgage Loans in Subgroup III-P that have been stripped to an Effective Net Rate of 0.00%.

“Collateral Group V”: The Mortgage Loans Subgroup III-P and Subgroup III-A or portions thereof that have been stripped to an Effective Net Rate of 6.50%.

“Collateral Group VI”: The Mortgage Loans in Subgroup III-A and Subgroup III-B or portions thereof that have been stripped to an Effective Net Rate of 7.00%.

“Collateral Group VII”: The Mortgage Loans in Subgroup III-B and Subgroup III-C or portions thereof in that have been stripped to an Effective Net Rate of 8.00%.

“Collateral Group IV-P”: The portions of Mortgage Loans in Subgroup IV-P that have been stripped to an Effective Net Rate of 0.00%.

“Collateral Group VIII”: The Mortgage Loans in Subgroup IV-P and Subgroup IV-A that have been stripped to an Effective Net Rate of 6.50%.

“Collateral Group V-P”: The portions of Mortgage Loans in Subgroup V-P that have been stripped to an Effective Net Rate of 0.00%.

“Collateral Group IX”: The Mortgage Loans in Subgroup V-P and Subgroup V-A or portions thereof that have been stripped to an Effective Net Rate of 6.00%.

“Collateral Group X”: The Mortgage Loans in Subgroup V-A and Subgroup V-B or portions thereof that have been stripped to an Effective Net Rate of 6.50%.

“Collateral Group XI”: The Mortgage Loans in Subgroup V-B and Subgroup V-C or portions thereof in that have been stripped to an Effective Net Rate of 7.00%.

“Collateral Group VI-P”: The portions of Mortgage Loans in Subgroup VI-P that have been stripped to an Effective Net Rate of 0.00%.

“Collateral Group XII”: The Mortgage Loans in Subgroup VI-P and Subgroup VI-A or portions thereof that have been stripped to an Effective Net Rate of 4.50%.

“Collateral Group XIII”: The Mortgage Loans in Subgroup VI-A and Subgroup VI-B or portions thereof that have been stripped to an Effective Net Rate of 5.00%.

“Collateral Group XIV”: The Mortgage Loans in Subgroup VI-B and Subgroup VI-C or portions thereof that have been stripped to an Effective Net Rate of 5.50%.

“Component”:  Each of the components having the designations, initial Component Principal Amounts or initial Component Notional Amounts, as applicable, and Component Interest Rates as follows:

Designation	Initial Component Principal Amount or Component Notional Amount	Component Interest Rates

A-P(III) Component	$ 28,335.00	0.00%
A-P(IV) Component	$ 257,158.00	0.00%
A-P(V) Component	$ 2,875.00	0.00%
A-P(VI) Component	$ 641,126.00	0.00%
A-X(I) Component	$ 250,818.00	7.50%
A-X(III) Component	$ 1,483,409.00	7.50%
A-X(IV) Component	$ 1,302,313.00	7.50%
A-X(V) Component	$ 939,633.00	7.50%
A-X(VI) Component	$ 747,946.00	7.50%

“Component Certificate”:  Any Class A-P or Class A-X Certificate.

“Component Interest Rate”:  As set forth in the chart above.

“Component Notional Amount”:  With respect to the A-X(I) Component and each Distribution Date, the product of (1) a fraction, the numerator of which is the weighted average of the Net Rates of the Premium Loans in Group I at the beginning of the related Due Period minus 8.00% and the denominator of which is 7.50% and (2) the total principal balance of the Premium Loans in Group I as of the first day of the related Accrual Period.  With respect to the A-X(III) Component and any Distribution Date, the product of (1) a fraction, the numerator of which is the weighted average of the Net Rates of the Premium Loans in Group III at the beginning of the related Due Period minus 8.00% and the denominator of which is 7.50% and (2) the total principal balance of the Premium Loans in Group III as of the first day of the related Accrual Period.  With respect to the A-X(IV) Component and any Distribution Date, the product of (1) a fraction, the numerator of which is the weighted average of the Net Rates of the Premium Loans in Group IV at the beginning of the related Due Period minus 6.50% and the denominator of which is 7.50% and (2) the total principal balance of the Premium Loans in Group IV as of the first day of the related Accrual Period.  With respect to the A-X(V) Component and any Distribution Date, the product of (1) a fraction, the numerator of which is the weighted average of the Net Rates of the Premium Loans in Group V at the beginning of the related Due Period minus 7.00% and the denominator of which is 7.50% and (2) the total principal balance of the Premium Loans in Group V as of the first day of the related Accrual Period.  With respect to the A-X(VI) Component and any Distribution Date, the product of (1) a fraction, the numerator of which is the weighted average of the Net Rates of the Premium Loans in Group VI at the beginning of the related Due Period minus 5.50% and the denominator of which is 7.50% and (2) the total principal balance of the Premium Loans in Group VI as of the first day of the related Accrual Period.

“Component Principal Amount”:  With respect to each Component other than a Notional Component as of any Distribution Date, the initial Component Principal Amount of such Component (as set forth in the definition of “Component” above) as of the Closing Date as reduced by all amounts previously distributed on that Component in respect of principal and the principal portion of any Realized Losses previously allocated to that Component.

“Corresponding Class”:  For each class of REMIC Interests or Certificates, the Class or Classes indicated as such in the tables set forth in Section 2.03.

“Countrywide Home Loans”:  Countrywide Home Loans, Inc., or any successor in interest.

“Countrywide Servicing”:  Countrywide Home Loans Servicing LP, or any successor in interest.

“Credit Support Depletion Date”:  The first Distribution Date (if any) on which the aggregate Certificate Balance of the Subordinate Certificates has been or will be reduced to zero.

“Current Shortfall”:  Any amount included in the Principal Distribution Amount for which cash is not available to make distributions as a result of the Servicer’s decision not to Advance a delinquent payment, other than a Realized Loss.

“Curtailments”:  Partial prepayments on a Mortgage Loan.

“Custodian”:  JPMorgan Chase Bank, in its capacity as custodian under each of the Custodial Agreements.

“Custodial Agreement”:  Each of (i) the Custodial Agreement, dated as of November 1, 2003, among GSMC, Countrywide Servicing, as servicer, Countrywide Home Loans, as seller, and the Custodian; (ii) the Custodial Agreement, dated as of December 1, 2003, among GSMC, Countrywide Servicing, as servicer, Countrywide Home Loans, as seller, and the Custodian; (iii) the Custodial Agreement, dated as of September 1, 2003, among GSMC, Fifth Third and the Custodian; (iv) the Custodial Agreement, dated as of December 1, 2003, among GSMC, Fifth Third and the Custodian; (v) the Custodial Agreement, dated as of December 1, 2003, among GSMC, GE Mortgage and the Custodian; and (vi) the Custodial Agreement, dated as of December 1, 2003, among GSMC and the Custodian, together with the Ackowledgement Agreement dated December 1, 2003, among GSMC, WaMu FA and the Custodian.

“Cut-Off Date”:  January 1, 2004.

“Depositor”:  GS Mortgage Securities Corp., in its capacity as depositor under this Trust Agreement.

“Designated Rate”:  With respect to Collateral Group I, 5.50% per annum. With respect to Collateral Group II, 6.50% per annum.  With respect to Collateral Group III, 6.50% per annum.  With respect to Collateral Group IV, 8.00% per annum.  With respect to Collateral Group V, 6.50% per annum.  With respect to Collateral Group VI, 7.00% per annum.  With respect to Collateral Group VII, 8.00% per annum.  With respect to Collateral Group VIII, 6.50% per annum.  With respect to Collateral Group IX, 6.00% per annum.  With respect to Collateral Group X, 6.50% per annum.  With respect to Collateral Group XI, 7.00% per annum.  With respect to Collateral Group XII, 4.50% per annum.  With respect to Collateral Group XIII, 5.00% per annum.  With respect to Collateral Group XIV, 5.50% per annum.

“Discount Loan”:  Any Mortgage Loan in Group III with a Net Rate less than 6.50% per annum; any Mortgage Loan in Group IV with a Net Rate less than 6.50% per annum; any Mortgage Loan in Group V with a Net Rate less than 6.00% per annum; and any Mortgage Loan in Group VI with a Net Rate less than 4.50% per annum.

“Distribution Date”:  The 25th day of each month, or if such day is not a Business Day, the next Business Day following such day. The initial Distribution Date will be February 25, 2004.

“Due Date”:  For any Mortgage Loan, the first day in each calendar month.

“Due Period”:  For any Distribution Date, the period beginning on the second day of the month immediately preceding the month in which such Distribution Date occurs and ending on the first day of the month in which such Distribution Date occurs.

“Fifth Third”:  Fifth Third Mortgage Company, or any successor in interest.

“Final Distribution Date”:  For each Class of Certificates, the respective dates specified in Section 2.03(d).

“Fitch”:  Fitch, Inc., or its successor.

“GE Mortgage”:  GE Mortgage Services, LLC, or any successor in interest.

“Group I Certificate”:  Any Class IA-1, Class IA-2, Class IA-3, Class IA-4, Class IA-5, Class IA-6 and Class IA-7 Certificate.

“Group II Certificate”:  Any Class IIA-1, Class IIA-2, Class IIA-3, Class IIA-4, Class IIA-5 or Class IIA-6 Certificate.

“Group III Certificate”:  Any Class IIIA-1, Class IIIA-2, Class IIIA-3, Class IIIA-4, Class IIIA-5 or Class IIIA-6 Certificate.

“Group IV Certificate”:  Any Class IVA-1 or Class IVA-2 Certificate, or the A-X(I) Component of the Class A-X Certificates.

“Group V Certificate”:  Any Class VA-1 Certificate or the A-P(III) Component of the Class A-P Certificates.

“Group VI Certificate”:  Any Class VIA-1 Certificate.

“Group VII Certificate”:  Any Class VIIA-1 or Class VIIA-2 Certificate, or the A-X(III) Component of the Class A-X Certificates.

“Group VIII Certificate”:  Any Class VIIIA-1 Certificate or the A-P(IV) Component of the Class A-P Certificates or the A-X(IV) Component of the Class A-X Certificates.

“Group IX Certificate”:  Any Class IXA-1 Certificate or the A-P(V) Component of the Class A-P Certificates.

“Group X Certificate”:  Any Class XA-1 Certificate.

“Group XI Certificate”:  Any Class XIA-1 Certificate, or the A-X(V) Component of the Class A-X Certificates.

“Group XII Certificate”:  Any Class XIIA-1 Certificate or the A-P(VI) Component of the Class A-P Certificates.

“Group XIII Certificate”:  Any Class XIIIA-1 Certificate.

“Group XIV Certificate”:  Any Class XIVA-1, or the A-X(VI) Component of the Class A-X Certificates.

“Group Subordinate Amount”:  With respect to each Collateral Group (other than Collateral Group III-P, Collateral Group IV-P, Collateral Group V-P and Collateral Group VI-P) and any Distribution Date, the excess of the related Applicable Fraction of the outstanding Principal Balance of the Mortgage Loans contributing to such group for the immediately preceding Distribution Date for that Collateral Group over the total Certificate Balance of the Senior Certificates of the related Certificate Group (other than the Applicable Fractions thereof allocable to the  related Component of the Class A-P Certificates) immediately prior to that Distribution Date.

“GSMC”:  Goldman Sachs Mortgage Company, or any successor in interest.

“I-B Average Rate”:  For each Distribution Date, an annual rate equal to the weighted average of the Designated Rates applicable to each of Collateral Group I, Collateral Group II, Collateral III, Collateral Group IV, Collateral Group V, Collateral Group VI and Collateral Group VII, weighted on the basis of the Group Subordinate Amount for each Collateral Group.

“II-B Average Rate”:  For each Distribution Date, an annual rate equal to the weighted average of the Designated Rates applicable to each of Collateral Group VIII, Collateral Group IX, Collateral X, Collateral Group XI, Collateral Group XII, Collateral Group XIII and Collateral Group XIV, weighted on the basis of the Group Subordinate Amount for each Collateral Group.

“Interest Accrual Period”:  For any Distribution Date, shall be (i) for each Class of Certificates other than the Class IA-1, Class IA-2, Class IA-5, Class IA-6, Class IIA-3, Class IIA-4, Class IIA-5, Class IIA-6, Class IIIA-3, Class IIIA-4, Class IIIA-5, Class IIIA-6, Class IVA-1, Class IVA-2, Class VIIA-1 and Class VIIA-2 Certificates, the immediately preceding calendar month and (ii) for the Class IA-1, Class IA-2, Class IA-5, Class IA-6, Class IIA-3, Class IIA-4, Class IIA-5, Class IIA-6, Class IIIA-3, Class IIIA-4, Class IIIA-5, Class IIIA-6, Class IVA-1, Class IVA-2, Class VIIA-1 and Class VIIA-2 Certificates, the period beginning on and including the 25th day of the immediately preceding calendar month and ending on, and including, the 24th day of the calendar month in which such Distribution Date occurs.  The Class A-P Certificates will be “principal only” Certificates and will not be entitled to any interest.

“Interests”:  Each Class of REMIC Interests.

“JPMorgan Chase”:  JPMorgan Chase Bank.

“Junior Subordinate Certificates”:  The Class I-B4, Class I-B5, Class I-B6, the Class II-B4, Class II-B5 and Class II-B6 Certificates.

“LIBOR”:  Shall be 1.10% for the first Interest Accrual Period and, for any subsequent Interest Accrual Period, the offered rate for one-month United States dollar deposits which appears on Telerate Page 3750, as reported by Bloomberg Financial Markets Commodities News (or such other page as may replace Telerate Page 3750 for the purpose of displaying comparable rates), as of 11:00 a.m. (London time) on the LIBOR Determination Date applicable to such Interest Accrual Period.  If such rate does not appear on Telerate Page 3750 (or such other page as may replace Telerate Page 3750 for the purpose of displaying comparable rates), the rate for that day will be determined on the basis of the rates at which deposits in United States dollars are offered by the Reference Banks at approximately 11:00 a.m., London time, on that day to leading banks in the London interbank market for a period of one month commencing on the first day of the relevant Interest Accrual Period.  The Securities Administrator will request the principal London office of each of the Reference Banks to provide a quotation of its rate to the Trustee.  If at least two such quotations are provided, the rate for that day will be the arithmetic mean of the quotations.  If fewer than two quotations are provided as requested, the rate for that day will be the arithmetic mean of the rates quoted by major banks in New York City, selected by the Securities Administrator, at approximately 11:00 a.m., New York City time, on that day for loans in United States dollars to leading European banks for a one-month period (commencing on the first day of the relevant Interest Accrual Period).  If none of such major banks selected by the Securities Administrator quotes such rate to the Securities Admininstrator, LIBOR for such LIBOR Determination Date will be the rate in effect with respect to the immediately preceding LIBOR Determination Date.  The Trustee’s determination of LIBOR for any Determination Date and any Certificate Rate based on such LIBOR calculation shall be final and binding in the absence of manifest error.

“LIBOR Determination Date”:  means, with respect to any Interest Accrual Period and any floating rate certificate, the second London Business Day prior to the date on which such Interest Accrual Period commences.

“Liquidated Mortgage Loan”: A Mortgage Loan for which the applicable Servicer has determined (and reported to the Master Servicer) that it has received all amounts that it expects to recover from or on account of the Mortgage Loan, whether from Insurance Proceeds, Liquidation Proceeds or otherwise.

“Liquidation Principal”:  The principal portion of liquidation proceeds received from each Mortgage Loan that became a Liquidated Mortgage Loan during the calendar month preceding the month of the Distribution Date.

“Loan Group I”:  The aggregate of the Mortgage Loans identified on Schedule I as being included in Loan Group I.

“Loan Group II”:  The aggregate of the Mortgage Loans identified on Schedule I as being included in Loan Group II.

“Loan Group III”:  The aggregate of the Mortgage Loans identified on Schedule I as being included in Loan Group III.

“Loan Group IV”:  The aggregate of the Mortgage Loans identified on Schedule I as being included in Loan Group IV.

“Loan Group V”:  The aggregate of the Mortgage Loans identified on Schedule I as being included in Loan Group V.

“Loan Group VI”:  The aggregate of the Mortgage Loans identified on Schedule I as being included in Loan Group VI.

“Loan Seller”:  Each of Countrywide Home Loans, First Third, GE Mortgage, WaMu and WaMu FA.

“London Business Day”:  means a day on which commercial banks in London are open for business (including dealings in foreign exchange and foreign currency deposits).

“Master Servicer”:  Chase Manhattan Mortgage Corporation, its successors and assigns, including any successor master servicer.

“Master Servicing Fee”:  With respect to any Distribution Date, all income and gain realized from the investment of funds in the Master Servicer Account during the period from and including the Master Servicer Remittance Date in the calendar month immediately preceding the month in which such Distribution Date occurs, to but excluding the Master Servicer Remittance Date relating to such Distribution Date.  Pursuant to a separate agreement, the Master Servicer will pay the Trustee fee and the Securities Administrator fee from the Master Servicing Fee.

“Mortgage Loans”:  The mortgage loans identified on Schedule I hereto.

“Net Rate”:  With respect to each Mortgage Loan, the Note Rate of such Mortgage Loan less the Servicing Fee Rate applicable to such Mortgage Loan.

“Non-AP Pool Balance”:  For any Distribution Date and the related Collateral Group, the sum of the Applicable Fractions of the outstanding principal balances for all the Mortgage Loans in such Collateral Group (other than the Applicable Fractions thereof allocable to the related Component of the Class A-P Certificates).

“Note Rate”:  For each Mortgage Loan, the rate at which the related promissory note accrues interest.  For purposes of calculating the Certificate Rates of the Interests and Certificates, the Note Rate of a Mortgage Loan will be calculated without regard to any modification, waiver or amendment of the interest rate of the Mortgage Loan, whether agreed to by the Servicer or resulting from a bankruptcy, insolvency or similar proceeding involving the related Mortgagor.

“Notional Amount”:  Each of the Class IA-2 Notional Amount, Class IIA-2 Notional Amount, the Class IIA-4 Notional Amount, the Class IIIA-2 Notional Amount, the Class IIIA-4 Notional Amount, the Class IVA-2 Notional Amount, the Class VIIA-2 Notional Amount and the Class A-X Notional Amount.  The Notional Amount is used to calculate distributions on the related Classes of Certificates, but is not a principal amount or other amount to which a Certificateholder is entitled.

“Notional Certificate”:  Any Class IA-2, Class IIA-2, Class IIA-4, Class IIIA-2, Class IIIA-4, Class IVA-2, Class VIIA-2 or Class A-X Certificate.

“Notional Component”:  Any A-X(I), A-X(III), A-X(IV), A-X(V) or A-X(VI) Component of the Class A-X Certificates.

“P&I Certificates”:  All Classes of Certificates other than the Class IA-2, Class IIA-2, Class IIA-4, Class IIIA-2, Class IIIA-4, Class IVA-2, Class VIIA-2 Class A-X or Class A-P Certificates and the Residual Certificates.

“Payoffs”:  Prepayments in full on a Mortgage Loan.

“Premium Loan”:  Any Mortgage Loan in Loan Group I or Loan Group III with a Net Rate greater than 8.00%; any Mortgage Loan in Group IV with a Net Rate greater than 6.50%, any Mortgage Loan in Group V with a Net Rate greater than 7.00%, and any Mortgage Loan in Group VI with a Net Rate greater than 5.50%.

“Prepayment Period”:  With respect to each Distribution Date, the preceding calendar month.

“Principal Distribution Amount”:  For each Collateral Group and any Distribution Date, the sum of:

(1)

the Principal Payment Amount for such Collateral Group;

(2)

the Principal Prepayment Amount for such Collateral Group; and

(3)

the Applicable Fraction for such Collateral Group of the Liquidation Principal derived from each Mortgage Loan in such Collateral Group;

“Principal Payment Amount”:  The sum, for each Collateral Group (other than Collateral Group III-P, Collateral Group IV-P, Collateral Group V-P and Collateral VI-P) and any Distribution Date of the Applicable Fractions for each Mortgage Loan contributing to such Collateral Group of:

(1)

the principal portion of Scheduled Payments on each such Mortgage Loan due on the related Due Date and received or advanced during the related Due Period;

(2)

the principal portion of repurchase proceeds received on any related Mortgage Loan which was repurchased as permitted or required by the Trust Agreement during the calendar month preceding the month of the Distribution Date; and

(3)

any other unscheduled payments of principal which were received on any related Mortgage Loan during the preceding calendar month, other than Payoffs, Curtailments, or Liquidation Principal.

“Principal Prepayment Amount”:  For any Distribution Date and any Collateral Group, the Applicable Fractions of all Payoffs and Curtailments for each mortgage loan contributing to that Collateral Group that were received during the preceding calendar month (other than the Applicable Fractions thereof allocable to the related Component of the Class A-P Certificates).

“Private Certificates”:  The Junior Subordinate Certificates.

“Qualified Institutional Buyer”:  Any “qualified institutional buyer” as defined in clause 7(a) of Rule 144A promulgated under the Securities Act.

“Rating Agency”:  Each of S&P and Fitch.

“Realized Loss”:  With respect to a Liquidated Mortgage Loan, the excess of (a) the sum of (i) the outstanding principal balance of the Mortgage Loan, (ii) all accrued and unpaid interest thereon, and (iii) the amount of all Advances and other expenses incurred with respect to such Mortgage Loan (including expenses of enforcement and foreclosure) over (b) liquidation proceeds realized from such Mortgage Loan.  Realized Losses may also be realized in connection with unexpected expenses incurred by the Trustee, mortgagor bankruptcies and modifications of defaulted Mortgage Loans.

“Record Date”:  For each Class of Certificates, the last Business Day of the related Interest Accrual Period.

“Reference Banks”:  means four major banks in the London interbank market selected by the Trustee.

“REMIC”:  REMIC I-1, REMIC I-2 or REMIC I-3.

“REMIC Certificates”:  Each Class of Certificates issued by REMIC I-3 pursuant to Section 2.03 and the Class R Certificates.

“REMIC Interests”:  Each Class of REMIC interests issued pursuant to Section 2.03.

“REMIC I-1”:  One of the three real estate mortgage investment conduits created hereunder, which consists of the Mortgage Loans and certain other assets and the REMIC I-1 Distribution Account.

“REMIC I-1 Regular Interests”:  The regular interests issued by REMIC I-1 as specified in Section 2.03.

“REMIC I-2”:  One of the three real estate mortgage investment conduits created hereunder, which consists of the REMIC I-1 Regular Interests and the REMIC I-2 Distribution Account.

“REMIC I-2 Regular Interests”:  The regular interests issued by REMIC I-2 as specified in Section 2.03.

“REMIC I-3”:  One of the three real estate mortgage investment conduits created hereunder, which consists of the REMIC I-2 Regular Interests and the REMIC I-3 Distribution Account.

“REMIC I-3 Regular Interests:  Each Class of Certificates other than the Residual Certificates.

“Remittance Date”:  The 18th day of each month (or if such day is not a business day, the next succeeding business day or the preceding business day, as set forth in the applicable Servicing Agreement).

“Residual Certificates”:  The Class R Certificates.

“Rule 144A Certificates”:  The Junior Subordinate Certificates.

“S&P”:  Standard & Poor’s Rating Services, a division of The McGraw-Hill Companies, Inc., or its successor.

“Sale and Servicing Agreement”:  Each of (i) the Master Mortgage Loan Purchase Agreement dated as of November 1, 2003, between Countrywide Home Loans and GSMC; (ii) the Seller’s Warranties and Servicing Agreement dated as of September 1, 2003, between GSMC and Fifth Third; (iii) the Seller’s Warranties and Servicing Agreement dated as of December 1, 2003 between GSMC and Fifth Third; (iv) the Seller’s Warranties and Servicing Agreement dated as of December 1, 2003, between GSMC and GE Mortgage; and (v) the Mortgage Loan Purchase and Sale Agreement dated as of December 1, 2003, among GSMC, WaMu, WaMu fsb and WaMu FA.

“Scheduled Amount”:  For any Distribution Date and each of Class IA-1, Class IA-3, Class IA-4, Class IIA-1, Class IIA-3, Class IIIA-1 and Class IIIA-3 Certificates, the amount set forth on Schedule II attached hereto.

“Scheduled Payments”:  The monthly payments of principal and interest payable by the Mortgagor.

“Scheduled Principal Amount”:  With respect to any Distribution Date an amount equal to the amount described in clause (i) of the definition of Senior Principal Distribution Amount.

“Securities Administrator”:  JPMorgan Chase in its capacity as Securities Administrator under this Trust Agreement, or its successor in interest in such capacity.

“Senior Certificates”:  The Class A Certificates.

“Senior Collateral Group Percentage”:  As of the Closing Date, for Collateral Group I, Collateral Group II, Collateral Group III, Collateral Group IV, Collateral Group V and Collateral Group VI, Collateral Group VII, Collateral Group VIII, Collateral Group IX, Collateral Group X, Collateral Group XI, Collateral Group XII, Collateral Group XIII and Collateral Group XIV will be approximately 98.00%, 98.00%, 98.00%, 98.00%, 98.00%, 98.00%, 98.00%, 98.99%, 99.00%, 99.00%, 99.00%, 98.99%, 99.00% and 99.00%, respectively, and for any Distribution Date thereafter will equal the sum of the Certificate Balances of the Senior Certificates related to such Collateral Group (other than the related Component of the Class A-P Certificates) immediately preceding such Distribution Date, divided by the sum of the Applicable Fractions of the total outstanding principal balance of the Mortgage Loans contributing to such Collateral Group (Less the Applicable Fractions thereof allocable to the related Component of the Class A-P Certificates) immediately prior to such Distribution Date.

“Senior Interests”:  All of the REMIC I-2 Regular Interests except those corresponding to a Class B Certificate.

“Senior Liquidation Amount”:  For any Distribution Date and any Collateral Group (other than Collateral Group III-P, Collateral Group IV-P, Collateral Group V-P and Collateral VI-P), the aggregate, for each mortgage loan contributing to that Collateral Group that became a Liquidated Mortgage Loan during the calendar month preceding the month of that Distribution Date, of the related Senior Collateral Group Percentage of the lesser of the Applicable Fraction of (i) the scheduled principal balance of such mortgage loan and (ii) the Liquidation Principal derived from that mortgage loan.

“Senior Prepayment Percentage”:  For each Collateral Group, as follows:  (i) on any Distribution Date occurring before the Distribution Date in the month of February 2009, 100%; (ii) on any other Distribution Date on which the related Senior Collateral Group Percentage for such Distribution Date exceeds the initial Senior Collateral Group Percentage as of the Cut-Off Date, 100% (in which case, the Senior Prepayment Percentage for each other Collateral Group shall also equal 100% for such Distribution Date); and (iii) on any other Distribution Date in the month of February 2009 and thereafter, 100%, unless:

(a)

the mean aggregate Scheduled Principal Balance of the Mortgage Loans that are 60 or more days delinquent (including Mortgage Loans in foreclosure or bankruptcy and property held by the Trust) for each of the immediately preceding three calendar months is less than or equal to 50% of the Group Subordinate Amount for such Collateral Group as of such Distribution Date, and

(b)

cumulative Realized Losses on the Mortgage Loans in such Colllateral Group are less than or equal to the following percentage of the aggregate Group Subordinate Amount for such Collateral Group:

Distribution Date Occurring In	Percentage of the aggregate Group Subordination Amount as of the Cut-Off Date
February 2009 through January 2010	30%
February 2010 through January 2011	35%
February 2011 through January 2012	40%
February 2012 through January 2013	45%
February 2013 and thereafter	50%

in which case, the Senior Prepayment Percentage for each Collateral Group shall be as follows:

Distribution Date Occurring In	Senior Prepayment Percentage
February 2004 through January 2009	100%
February 2009 through January 2010	Senior Collateral Group Percentage for such Group + 70% of the related Subordinate Percentage
February 2010 through January 2011	Senior Collateral Group Percentage for such Group + 60% of the related Subordinate Percentage
February 2011 through January 2012	Senior Collateral Group Percentage for such Group + 40% of the related Subordinate Percentage
February 2012 through January 2013	Senior Collateral Group Percentage for such Group + 20% of the related Subordinate Percentage
February 2013 and thereafter	Senior Collateral Group Percentage for such Group

If on any Distribution Date the allocation to the P&I Certificates of Principal Prepayments in the percentage required would reduce the sum of the Certificate Balances of the P&I Certificates below zero, the Senior Prepayment Percentage for such Distribution Date shall be equal to the percentage necessary to reduce such sum to zero.

“Senior Principal Distribution Amount”:  For any Distribution Date and each Collateral Group will equal the sum of:

(i)

the related Senior Collateral Group Percentage of the Principal Payment Amount for such Collateral Group;

(ii)

the related Senior Prepayment Percentage of the Principal Prepayment Amount for such Collateral Group; and

(iii)

the Senior Liquidation Amount for such Collateral Group.

“Senior Subordinate Certificates”:  The Class I-B1, Class I- B2, Class I-B3, Class II-B1, Class II-B2 and Class II-B3 Certificates.

“Servicer”:  Each of Countrywide Servicing, Fifth Third, GE Mortgage and WaMu FA, and their respective successors or assigns, in each case under the related Sale and Servicing Agreement.

“Servicing Fee Rate”:  For each Mortgage Loan, the per annum fee described in Schedule I hereto.

“Servicemembers Shortfall”:  Any shortfall in amounts paid by mortgagors on the Mortgage Loans that occurs pursuant to the Servicemembers Civil Relief Act, as amended, or similar legislation affording relief to members of the armed forces.

“Subgroup I-A”: The Mortgage Loans in Loan Group I with Net Rates greater than or equal to 5.50% and less than or equal to 6.50%.

“Subgroup I-B”: The Mortgage Loans in Loan Group I with Net Rates greater than 6.50% and less than or equal to 8.00%.

“Subgroup I-C”: The Mortgage Loans in Loan Group I with Net Rates greater than 8.00%.

“Subgroup II-A”: The Mortgage Loans in Loan Group II with Net Rates greater than or equal to 5.50% and less than or equal to 6.50%.

“Subgroup II-B”: The Mortgage Loans in Loan Group II with Net Rates greater than 6.50% and less than or equal to 8.00%.

“Subgroup III-P”: The Mortgage Loans in Loan Group III with Net Rates less than 6.50%.

“Subgroup III-A”: The Mortgage Loans in Loan Group III with Net Rates greater than or equal to 6.50% and less than or equal to 7.00%.

“Subgroup III-B”: The Mortgage Loans in Loan Group III with Net Rates greater than 7.00% and less than or equal to 8.00%.

“Subgroup III-C”: The Mortgage Loans in Loan Group III with Net Rates greater than 8.00%.

“Subgroup IV-P”: The Mortgage Loans in Loan Group IV with Net Rates less than 6.50%.

“Subgroup IV-A”: The Mortgage Loans in Loan Group IV with Net Rates greater than or equal to 6.50%.

“Subgroup V-P”: The Mortgage Loans in Loan Group V with Net Rates less than 6.00%.

“Subgroup V-A”: The Mortgage Loans in Loan Group V with Net Rates greater than or equal to 6.00% and less than or equal to 6.50%.

“Subgroup V-B”: The Mortgage Loans in Loan Group V with Net Rates greater than 6.50% and less than or equal to 7.00%.

“Subgroup V-C”: The Mortgage Loans in Loan Group V with Net Rates greater than 7.00%.

“Subgroup VI-P”: The Mortgage Loans in Loan Group VI with Net Rates less than 4.50%.

“Subgroup VI-A”: The Mortgage Loans in Loan Group VI with Net Rates greater than or equal to 4.50% and less than or equal to 5.00%.

“Subgroup VI-B”: The Mortgage Loans in Loan Group VI with Net Rates greater than 5.00% and less than or equal to 5.50%.

“Subgroup VI-C”: The Mortgage Loans in Loan Group VI with Net Rates greater than 5.50%.

“Subordinate Certificates”:  The Class B Certificates.

“Subordinate Class Percentage”:  For each Class of Subordinate Certificates and each Distribution Date, the percentage obtained by dividing the Class Principal Balance of such Class immediately prior to such Distribution Date by the aggregate Certificate Principal Balance of all related Subordinate Certificates immediately prior to such date.

“Subordinate Interests”:  The Interest corresponding to the Subordinate Certificates.

“Subordinate Liquidation Amount”:  For any Distribution Date and Collateral Group, the Applicable Fraction of the Liquidation Principal in respect of each Mortgage Loan contributing to such Collateral Group which became a Liquidated Loan during the calendar month preceding the month of the Distribution Date, minus the related Senior Liquidation Amount for such Distribution Date.

“Subordinate Percentage”:  For any Collateral Group and any Distribution Date, 100% minus the Senior Collateral Group Percentage for such Collateral Group.  The Subordinate Percentages as of the Closing Date will be 2.00%, 2.00%, 2.00%, 2.00%, 2.00%, 2.00%, 2.00%, 1.01%, 1.00%, 1.00%, 1.00%, 1.01%, 1.00% and 1.00%, respectively, for Collateral Group I, Collateral Group II, Collateral Group III, Collateral Group IV, Collateral Group V, Collateral Group VI, Collateral Group VII, Collateral Group VIII, Collateral Group IX, Collateral Group X, Collateral Group XI, Collateral Group XII, Collateral Group XIII and Collateral Group XIV.

“Subordinate Prepayment Percentage”:  For any Distribution Date and any Collateral Group, the excess of 100% over the Senior Prepayment Percentage for such Collateral Group.  Initially, the Subordinate Prepayment Percentage for each Collateral Group will be 0%.

“Subordinate Principal Distribution Amount”:  For any Distribution Date and any Collateral Group, the sum of:

(1)

the related Subordinate Percentage of the Principal Payment Amount for such Group;

(2)

the Subordinate Principal Prepayment Amount for such Collateral Group; and

(3)

the Subordinate Liquidation Amount for such Collateral Group;

provided, however, that the Subordinate Principal Distribution Amount for each Collateral Group shall be reduced by the amounts required to be distributed to the related Component of the Class A-P Certificates for reimbursement of Unpaid Realized Loss Amounts on such Distribution Date.  Any reduction in the Subordinate Principal Distribution Amount for any Collateral Group pursuant to the provisions above shall offset the amount calculated pursuant to clause (1), clause (3) and clause (2), in that order in each case of the definition thereof, and such amounts will nevertheless reduce the Certificate Balance of the applicable class of Subordinate Certificates.

“Subordinate Principal Prepayment Amount”:  For each Distribution Date and each Collateral Group, the related Subordinate Prepayment Percentage of the Principal Prepayment Amount of such Collateral Group.

“Subordination Levels”:  For any Class of Subordinate Certificates and any specified date, the percentage obtained by dividing (i) the sum of the Certificate Balances of all Classes of Subordinate Certificates that are subordinate to that Class by (ii) the sum of the Certificate Balances of all Classes of Certificates as of that date, before giving effect to distributions and allocations of Realized Losses on that date.

“Trust Estate”:  As defined in Section 2.01 hereof.

“Trust Agreement”:  This Master Servicing and Trust Agreement, dated as of January 1, 2004, which incorporates by reference the Standard Terms to Master Servicing and Trust Agreement, January 2004 edition; provided that any references in any documents required hereunder, including references in documents within the Trustee Mortgage Loan File, to a Trust Agreement dated as of January 1, 2004, shall be deemed to refer to this Trust Agreement.

“Trustee”:  Wachovia Bank, National Association, not in its individual capacity but solely as Trustee under this Trust Agreement, or its successor in interest, or any successor trustee appointed as herein provided.

“Undercollateralization Distribution”:  As defined in Section 3.01 hereof.

“Undercollateralized Group”:  On any Distribution Date, any Collateral Group for which the total Certificate Balance of the Senior Certificates of the related Certificate Group (other than the related Component of Class A-P Certificates and after giving effect to distributions to be made on that Distribution Date) is greater than the Non AP Pool Balance of the related Group.

“Unpaid Realized Loss Amount”:  As of each Distribution Date, for the Class A-P Interests and the Corresponding Class of Certificates, the sum of the Realized Losses allocated to such Class on such Distribution Date and prior Distribution Dates in reduction of the Certificate Balance thereof, as reduced by all amounts paid to such class in respect of an Unpaid Realized Loss Amount,  provided, however, that (1) the aggregate of Unpaid Realized Loss Amounts paid on any Distribution Date shall not exceed the aggregate Subordinate Principal Distribution Amount (without regard to the proviso in the definition of such term) for such Distribution Date, (2) any shortfall in amounts available to pay Unpaid Realized Loss Amounts on any Distribution Date shall be allocated pro rata among such Certificates on the basis of their respective Unpaid Realized Loss Amounts, (3) any amounts distributed to a Class of Interests in respect of an Unpaid Realized Loss Amount shall not cause a reduction in the Certificate Balance thereof, and (4) following the Credit Support Depletion Date, no Unpaid Realized Loss Amounts shall be calculated or distributable.

“Unscheduled Principal Amount”:  With respect to any Distribution Date, an amount equal to the sum of the amounts described in clauses (ii) and (iii) of the definition of Senior Principal Distribution Amount.

“WaMu”:  Washington Mutual Bank, or any successor in interest.

“WaMu FA”:  Washington Mutual Bank, FA, or any successor in interest.

ARTICLE II

FORMATION OF TRUST; CONVEYANCE OF MORTGAGE LOANS

Section 2.01

Conveyance to the Trustee.

To provide for the distribution of the principal of and interest on the Certificates and Interests in accordance with their terms, all of the sums distributable under this Trust Agreement with respect to the Certificates and the Interests and the performance of the covenants contained in this Trust Agreement, the Depositor hereby bargains, sells, conveys, assigns and transfers to the Trustee, in trust, without recourse and for the exclusive benefit of the Holders of the Certificates, all of the Depositor’s right, title and interest in and to any and all benefits accruing to the Depositor from:  (a) the mortgage loans listed on Schedule I hereto, the related Trustee Mortgage Loan Files, and all Monthly Payments due thereon after the Cut-Off Date and all principal prepayments collected with respect to the Mortgage Loans and paid by a Borrower on or after the Cut-Off Date, and proceeds of the conversion, voluntary or involuntary, of the foregoing; (b) the Sale and Servicing Agreements; provided that the Depositor hereby reserves its right to indemnification under the Sale and Servicing Agreements; (c) the Custodial Agreements; (d) the Assignment Agreements; (e) the Distribution Account, the Master Servicer Account, the Certificate Account and the Collection Accounts and (f) proceeds of all of the foregoing (including, without limitation, all amounts, other than investment earnings, from time to time held or invested in the Collection Account and the Certificate Account, whether in the form of cash, instruments, securities or other property, all proceeds of any mortgage insurance, mortgage guarantees, hazard insurance, or title insurance policy relating to the Mortgage Loans, cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, rights to payment of any and every kind, and other forms of obligations and receivables, which at any time constitute all or part or are included in the proceeds of any of the foregoing) to pay the REMIC Interests and the Certificates as specified herein (items (a) through (f) above shall be collectively referred to herein as the “Trust Estate”).

The foregoing sale, transfer, assignment, set-over and conveyance does not and is not intended to result in the creation of an assumption by the Trustee of any obligation of the Depositor, the Seller or any other person in connection with the Mortgage Loans, the Sale and Servicing Agreements, the Assignment Agreements or under any agreement or instrument relating thereto except as specifically set forth herein.

Section 2.02

Acceptance by the Trustee.

By its execution of this Agreement, the Trustee acknowledges and declares that it holds and will hold or has agreed to hold (in each case through the applicable Custodian) all documents delivered to any such person from time to time with respect to the Mortgage Loans and all assets included in the definition of Trust Estate herein in trust for the exclusive use and benefit of all present and future Holders of the Certificates.  The Trustee has not created and will not create, and no Officer of the Trustee has any actual knowledge or has received actual notice of, any interest in the Trust Estate contrary to the interests created by the Trust Agreement.  The Trustee has not entered, nor intends to enter, into any subordination agreement or intercreditor agreement with respect to any assets included in the Trust Estate.

Section 2.03

REMIC Elections and REMIC Interests Designations.

REMIC Elections.  Elections shall be made by the Trustee to treat the assets of the Trust Estate described in the definition of the term “REMIC I-1,” the assets of the Trust Estate described in the definition of the term “REMIC I-2,” and the assets of the Trust Estate described in the definition of the term “REMIC I-3” as separate REMICs for federal income tax purposes.  The REMIC I-1 Regular Interests will constitute the regular interests in REMIC I-1; the REMIC I-2 Regular Interests will constitute the REMIC regular interests in REMIC I-2; and the REMIC I-3 Certificates will constitute the regular interests in REMIC I-3.  The Class R Certificates will represent ownership of the sole class of residual interest in REMIC I-1, REMIC I-2 and REMIC I-3.

REMIC I-1 Interests.  REMIC I-1 shall issue each of the following Classes of Interests in book-entry form, each of which shall be a Class of REMIC I-1 Interests, having the following Certificate Rates and initial principal balances:

Class	Initial Certificate Balance Or Notional Amount	Certificate Rate	Corresponding Class

I-VII-Pool	$810,632,300.66	(1)	N/A(9)
I-VII-Sub-A	8,271,758.17	(1)	N/A
I-VII-Sub-B	8,271,758.17	(1)	N/A

VIII-XIV-Pool	257,475,365.70	(2)	N/A
VIII-XIV-Sub-A	2,627,299.65	(2)	N/A
VIII-XIV-Sub-B	2,627,299.65	(2)	N/A

1-AX(1)	(3)	7.50%	A-X
1-AX(3)	(4)	7.50%	A-X
1-AX(4)	(5)	7.50%	A-X
1-AX(5)	(6)	7.50%	A-X
1-AX(6)	(7)	7.50%	A-X

Residual
I-R	(8)	(8)	N/A

_______________

(1)

This Interest shall bear interest for any Accrual Period equal to (i) the weighted average of the Net Rates of all Mortgage Loans in Loan Groups I through III as of the beginning of the Accrual Period, weighted on the principal balance of each such Mortgage Loan and determined by subjecting the Net Rate of each such Mortgage Loan to a cap equal to the Designated Rate for the related Group over (ii) (x) the sum of any expenses payable to the Securities Administrator or to the Trustee (to the extent not taken into account in computing the Net Rate of any Mortgage Loan) divided by (y) the aggregate principal balance of the Mortgage Loans as of the beginning of the Accrual Period.

(2)

This Interest shall bear interest for any Accrual Period equal to (i) the weighted average of the Net Rates of all Mortgage Loans in Loan Groups IV through VI as of the beginning of the Accrual Period, weighted on the principal balance of each such Mortgage Loan and determined by subjecting the Net Rate of each such Mortgage Loan to a cap equal to the Designated Rate for the related Group over (ii) (x) the sum of any expenses payable to the Securities Administrator or to the Trustee (to the extent not taken into account in computing the Net Rate of any Mortgage Loan) divided by (y) the aggregate principal balance of the Mortgage Loans as of the beginning of the Accrual Period.

(3)

A notional amount, which for any Distribution Date shall equal the Class A-X(I) Notional Amount.

(4)

A notional amount, which for any Distribution Date shall equal the Class A-X(III) Notional Amount.

(5)

A notional amount, which for any Distribution Date shall equal the Class A-X(IV) Notional Amount.

(6)

A notional amount, which for any Distribution Date shall equal the Class A-X(V) Notional Amount.

(7)

A notional amount, which for any Distribution Date shall equal the Class A-X(VI) Notional Amount.

(8)

The Class I-R Interests will not be entitled to payments of principal or interest.

(9)

N/A means Not Applicable.

REMIC I-2 Interests.  REMIC I-2 shall issue each of the following Classes of Interests in book-entry form, each of which shall be a Class of REMIC I-2 Interests, having the following Certificate Rates and initial principal balances:

Class	Initial Certificate Balance Or Notional Amount	Certificate Rate	Corresponding Class

2-IA-1	$ 23,285,625	8.00%	IA-1, IA-2
2-IA-3	$ 38,809,375	4.00%	IA-3
2-IA-4	$ 16,715,000	5.50%	IA-4
2-IA-5	$ 35,673,000	5.50%	IA-5
2-IA-6	$ 12,972,000	5.50%	IA-6
2-IA-7	$ 14,483,000	5.50%	IA-7
2-IIA-1	$ 100,000,000	6.50%	IIA-1, IIA-2
2-IIA-3	$ 40,156,188	(1)	IIA-3, IIA-4
2-IIA-5	$ 38,505,188	(1)	IIA-5
2-IIA-6	$ 18,152,624	(2)	IIA-6
2-IIIA-1	$ 100,000,000	6.50%	IIIA-1, IIIA-2
2-IIIA-3	$ 53,120,438	(3)	IIIA-3, IIIA-4
2-IIIA-5	$ 38,096,500	(3)	IIIA-5
2-IIIA-6	$ 21,050,062	(4)	IIIA-6
2-IVA-1	$ 76,198,000	8.00%	IVA-1, IVA-2
2-VA-1	$ 35,524,000	6.50%	VA-1
2-VIA-1	$ 94,581,000	7.00%	VIA-1
2-VIIA-1	$ 53,305,000	8.00	VIIA-1, VIIA-2
2-VIIIA-1	$ 32,814,000	6.50%	VIIIA-1
2-IXA-1	$ 14,146,000	6.00%	IXA-1
2-XA-1	$ 41,137,000	6.50%	XA-1
2-XIA-1	$ 27,838,000	7.00%	XIA-1
2-XIIA-1	$ 55,415,000	4.50%	XIIA-1
2-XIIIA-1	$ 43,680,000	5.00%	XIIIA-1
2-XIVA-1	$ 45,060,000	5.50%	XIVA-1
2-A-P	$ 929,495	0.00%	A-P
2-A-X	(5)	7.50%	A-X
2-I-B1	$ 9,103,000	(6)	I-B1
2-I-B2	$ 2,896,000	(6)	I-B2
2-I-B3	$ 1,654,000	(6)	I-B3
2-I-B4	$ 1,241,000	(6)	I-B4
2-I-B5	$ 827,000	(6)	I-B5
2-I-B6	$ 827,817	(6)	I-B6
2-II-B1	$ 1,057,000	(7)	II-B1
2-II-B2	$ 528,000	(7)	II-B2
2-II-B3	$ 395,000	(7)	II-B3
2-II-B4	$ 264,000	(7)	II-B4
2-II-B5	$ 264,000	(7)	II-B5
2-II-B6	$ 131,965	(7)	II-B6
II-R	(8)	(8)

_______________

(1) This Interest will bear interest at the same rate as Class II-A5.

(2)

This Interest will bear interest at the same rate as Class II-A6.

(3)

This Interest will bear interest at the same rate as Class III-A5.

(4)

This Interest will bear interest at the same rate as Class III-A6.

(5)

A notional amount, which for any Distribution Date shall equal the Class A-X Notional Amount.

(6)

This Interest shall bear interest at the same rate as the Class B Certificates.  For purposes of the REMIC provisions, this class shall be treated as bearing interest at the weighted average rate of the Class I-VII-Sub-A and Class I-VII-Sub-B Interests, weighted on the principal balances thereof and determined by subjecting the Class I-VII-Sub-A Interest to a floor of  9.2459365740% and subjecting the Class I-VII-Sub-B Interest to a cap of  4.0000000000%.

(7)

This Interest shall bear interest at the same rate as the Class B Certificates.  For purposes of the REMIC provisions, this class shall be treated as bearing interest at the weighted average rate of the Class VIII-XIV-Sub-A and Class VIII-XIV-Sub-B Interests, weighted on the principal balances thereof and determined by subjecting the Class VIII-XIV-Sub-A to a floor of 7.8459042260% and subjecting the Class VIII-XIV-Sub-B Interest to a cap of  3.5000000000%.

(8)

The Class II-R Interests will not be entitled to payments of principal or interest.

REMIC I-3 Certificates.  REMIC I-3 shall issue the following Classes of Certificates, with the designations, initial Certificate Balances and Certificate Rates indicated, each of which shall be a Class of REMIC I-3 Certificates.

IA-1	$ 23,285,625	(2)
IA-2	(1)	(2)
IA-3	$ 38,809,375	4.00%
IA-4	$ 16,715,000	5.50%
IA-5	$ 35,673,000	(2)
IA-6	$ 12,972,000	(2)
IA-7	$ 14,483,000	5.50%
IIA-1	$ 100,000,000	4.00%
IIA-2	(1)	6.50%
IIA-3	$ 40,156,188	(2)
IIA-4	(1)	(2)
IIA-5	$ 38,505,188	(2)
IIA-6	$ 18,152,624	(2)
IIIA-1	$ 100,000,000	3.85%
IIIA-2	(1)	6.50%
IIIA-3	$ 53,120,438	(2)
IIIA-4	(1)	(2)
IIIA-5	$ 38,096,500	(2)
IIIA-6	$ 21,050,062	(2)
IVA-1	$ 76,198,000	(2)
IVA-2	(1)	(2)
VA-1	$ 35,524,000	6.50%
VIA-1	$ 94,581,000	7.00%
VIIA-1	$ 53,305,000	(2)
VIIA-2	(1)	(2)
VIIIA-1	$ 32,814,000	6.50%
IXA-1	$ 14,146,000	6.00%
XA-1	$ 41,137,000	6.50%
XIA-1	$ 27,838,000	7.00%
XIIA-1	$ 55,415,000	4.50%
XIIIA-1	$ 43,680,000	5.00%
XIVA-1	$ 45,060,000	5.50%
A-P	$ 929,495	0.00%
A-X	$ 4,724,122	7.50%
I-B1	$ 9,103,000	(3)
I-B2	$ 2,896,000	(3)
I-B3	$ 1,654,000	(3)
I-B4	$ 1,241,000	(3)
I-B5	$ 827,000	(3)
I-B6	$ 827,817	(3)
II-B1	$ 1,057,000	(3)
II-B2	$ 528,000	(3)
II-B3	$ 395,000	(3)
II-B4	$ 264,000	(3)
II-B5	$ 264,000	(3)
II-B6	$ 131,965	(3)
R	(5)	N/A(5)

____________

(1)

Notional Amount.

(2)

The Annual Certificate Interest Rate for certificates with variable rates of interests are set forth in the table below:

Class	Formula	Initial	Maximum	Minimum
Class IA-1	LIBOR + 0.35%	1.45%	8.00%	0.35%
Class IA-2	7.65% – LIBOR	6.55%	7.65%	0.00%
Class IA-5	LIBOR + 1.55%	2.65%	7.50%	1.55%
Class IA-6	16.3625% – 2.75 * LIBOR	13.3375%	16.3625%	0.00%
Class IIA-3	LIBOR + 0.65%	1.75%	8.00%	0.65%
Class IIA-4	7.3499999% – LIBOR	0.35%	0.35%	0.00%
Class IIA-5	LIBOR + 1.00%	2.10%	8.00%	1.00%
Class IIA-6	30.333335% – 4.33333362 * LIBOR	25.56666802%	30.333335%	0.00%
Class IIIA-3	LIBOR + 0.65%	1.75%	8.00%	0.65%
Class IIIA-4	7.34999992% – LIBOR	0.35%	0.35%	0.00%
Class IIIA-5	LIBOR + 1.00%	2.10%	8.00%	1.00%
Class IIIA-6	30.333334% – 4.33333346 * LIBOR	25.56666719%	30.333334%	0.00%
Class IVA-1	LIBOR + 0.35%	1.45%	8.00%	0.35%
Class IVA-2	7.65% - LIBOR	6.55%	7.65%	0.00%
Class VIIA-1	LIBOR + 0.35%	1.45%	8.00%	0.35%
Class VIIA-2	7.65% - LIBOR	6.55%	7.65%	0.00%

 (3)

For each Distribution Date (and the related Accrual Period) each of the Class I-B1, Class I-B2, Class I-B3, Class I-B4, Class I-B5 and Class I-B6 Certificates will accrue interest at a per annum rate equal to the I-B Average Rate.  The initial I-B Average Rate is equal to 6.622968287%.

(4)

For each Distribution Date (and the related Accrual Period) each of the Class II-B1, Class II-B2, Class II-B3, Class II-B4, Class II-B5 and Class II-B6 Certificates will accrue interest at a per annum rate equal to the II-B Average Rate.  The initial II-B Average Rate is equal to 5.672952113%.

(5)

N/A means Not Applicable

REMIC Final Scheduled Distribution.  The final scheduled distribution date for the Regular Interests in REMIC I-1, REMIC I-2 and REMIC I-3 is the Distribution Date following the third anniversary of the scheduled maturity date of the Mortgage Loan having the latest scheduled maturity as of the Closing Date.

ARTICLE III

REMITTING TO CERTIFICATEHOLDERS

Section 3.01

Distributions to Certificateholders.

REMIC I-3 Distributions.  (a)  In accordance with Section 3.01(d) of the Standard Terms and subject to the exceptions set forth below and to Section 3.02, on each Distribution Date, the Securities Administrator shall withdraw the aggregate Available Distribution Amount for each Collateral Group from the REMIC I-3 Distribution Account, and shall distribute it in the following manner and order of priority:

(i)

to each Class or Component of Senior Certificates related to such Collateral Group (other than Collateral Group III-P, Collateral Group IV-P, Collateral Group V-P and Collateral Group VI-P), Accrued Certificate Interest thereon, pro rata in proportion to the amount owing to each such Class;

(ii)

to the Senior Certificates related to such Collateral Group, other than any related Interest Only Certificates, to the extent of the remaining Available Distribution Amount for the related Collateral Group, as follows:

(1)

to the Class IA-1, Class IA-3, Class IA-4, Class IA-5, Class IA-6 and Class IA-7 Certificates, in reduction of their Class Principal Balances, from the Available Distribution Amount for Collateral Group I, in the following order of priority:

(A)

to the Class IA-7 Certificates, the Class IA-7 Priority Amount, until the Class Principal Balance of such Class is reduced to zero;

(B)

to the Class IA-1, Class IA-3 and Class IA-4 Certificates, until the aggregate Certificate Balance thereof is reduced to its Scheduled Amount for such Distribution Date, in the following order of priority:

i.

pro rata, to the Class IA-1 and Class IA-3 Certificates, until the Class Principal Balance of each such Class is reduced to zero; and

ii.

to the Class IA-4 Certificates, until the Class Principal Balance of such Class is reduced to zero;

(C)

pro rata, to the Class IA-5 and Class IA-6 Certificates, until the Class Principal Balance of each such Class is reduced to zero;

(D)

pro rata, to the Class IA-1 and Class IA-3 Certificates, without regard to their Scheduled Amount for such Distribution Date, until the Class Principal Balance of each such Class is reduced to zero;

(E)

to the Class IA-4 Certificates, without regard to their Scheduled Amount for such Distribution Date, until the Class Principal Balance of such Class is reduced to zero; and

(F)

to the Class IA-7 Certificates, until the Class Principal Balance of such Class is reduced to zero;

(2)

to the Class IIA-1, Class IIA-3, Class IIA-5 and Class IIA-6 Certificates, in reduction of their respective Class Principal Balances, from the Available Distribution Amount for Collateral Group II in an amount up to the Senior Principal Distribution Amount for Group II, in the following order of priority:

(A)

to the Class IIA-1 Certificates, until the Class Principal Balance of such Class is reduced to its Scheduled Amount for such Distribution Date;

(B)

to the Class IIA-3, Class IIA-5 and Class IIA-6 Certificates, concurrently, as follows:

i.

18.74999897% to the Class IIA-6 Certificates, until the Class Principal Balance of such Class is reduced to zero; and

ii.

81.25000103% in the following order of priority:

a.

to the Class IIA-3 Certificates, until the Class Principal Balance of such Class is reduced to its Scheduled Amount for such Distribution Date;

b.

to the Class IIA-5 Certificates, until the Class Principal Balance of such Class is reduced to zero; and

c.

to the Class IIA-3 Certificates, without regard to their Scheduled Amount for such Distribution Date, until the Class Principal Balance of such Class is reduced to zero; and

iii.

to the Class IIA-1 Certificates, without regard to their Scheduled Amount for such Distribution Date, until the Class Principal Balance of such Class is reduced to zero;

(3)

to the Class IIIA-1, Class IIIA-3, Class IIIA-5 and Class IIIA-6 Certificates, in reduction of their respective Class Principal Balances, from the Available Distribution Amount for Collateral Group III in an amount up to the Senior Principal Distribution Amount for Group III, in the following order of priority:

(A)

to the Class IIIA-1 Certificates, until the Class Principal Balance of such Class is reduced to its Scheduled Amount for such Distribution Date;

(B)

to the Class IIIA-3, Class IIIA-5 and Class IIIA-6 Certificates, concurrently, as follows:

i.

18.74999955% to the Class IIIA-6 Certificates, until the Class Principal Balance of such Class is reduced to zero; and

ii.

81.25000045% in the following order of priority:

a.

to the Class IIIA-3 Certificates, until the Class Principal Balance of such Class is reduced to its Scheduled Amount for such Distribution Date;

b.

to the Class IIIA-5 Certificates, until the Class Principal Balance of such Class is reduced to zero; and

c.

to the Class IIIA-3 Certificates, without regard to their Scheduled Amount for such Distribution Date, until the Class Principal Balance of such Class is reduced to zero; and

(C)

to the Class IIIA-1 Certificates, without regard to their Scheduled Amount for such Distribution Date, until the Class Principal Balance of such Class is reduced to zero;

(4)

to the Class IVA-1 Certificates, in reduction of their Class Principal Balance, from the Available Distribution Amount for Collateral Group IV in an amount up to the Senior Principal Distribution Amount for Group IV, until the Class Principal balance of such Class is reduced to zero;

(5)

to the Class VA-1 Certificates, in reduction of their Class Principal Balance, from the Available Distribution Amount for Collateral Group V in an amount up to the Senior Principal Distribution Amount for Group V, until the Class Principal balance of such Class is reduced to zero;

(6)

to the Class VIA-1 Certificates, in reduction of their Class Principal Balance, from the Available Distribution Amount for Collateral Group VI in an amount up to the Senior Principal Distribution Amount for Group VI, until the Class Principal balance of such Class is reduced to zero;

(7) to the Class VIIA-1 Certificates, in reduction of their Class Principal Balance, from the Available Distribution Amount for Collateral Group VII in an amount up to the Senior Principal Distribution Amount for Group VII, until the Class Principal balance of such Class is reduced to zero;

(8) to the Class VIIIA-1 Certificates, in reduction of their Class Principal Balance, from the Available Distribution Amount for Collateral Group VIII in an amount up to the Senior Principal Distribution Amount for Group VIII, until the Class Principal balance of such Class is reduced to zero;

(9)

to the Class IXA-1 Certificates, in reduction of their Class Principal Balance, from the Available Distribution Amount for Collateral Group IX in an amount up to the Senior Principal Distribution Amount for Group IX, until the Class Principal balance of such Class is reduced to zero;

(10)  to the Class XA-1 Certificates, in reduction of their Class Principal Balance, from the Available Distribution Amount for Collateral Group X in an amount up to the Senior Principal Distribution Amount for Group X, until the Class Principal balance of such Class is reduced to zero;

(11)  to the Class XIA-1 Certificates, in reduction of their Class Principal Balance, from the Available Distribution Amount for Collateral Group XI in an amount up to the Senior Principal Distribution Amount for Group XI, until the Class Principal balance of such Class is reduced to zero;

(12)  to the Class XIIA-1 Certificates, in reduction of their Class Principal Balance, from the Available Distribution Amount for Collateral Group XII in an amount up to the Senior Principal Distribution Amount for Group XII, until the Class Principal balance of such Class is reduced to zero;

(13)  to the Class XIIIA-1 Certificates, in reduction of their Class Principal Balance, from the Available Distribution Amount for Collateral Group XIII in an amount up to the Senior Principal Distribution Amount for Group XIII, until the Class Principal balance of such Class is reduced to zero;

(14)  to the Class XIVA-1 Certificates, in reduction of their Class Principal Balance, from the Available Distribution Amount for Collateral Group XIV in an amount up to the Senior Principal Distribution Amount for Group XIV, until the Class Principal balance of such Class is reduced to zero;

(15)  to the Class A-P Certificates, from the available Distribution Amounts for Collateral Group III-P, Collateral Group IV-P, Collateral Group V-P and Collateral Group VI-P, in reduction of the respective Component Principal Balances of the related Components thereof, until their respective Component Principal Balances are reduced to zero;

(iii)

concurrently, pro rata from amounts otherwise payable to the I-B Subordinate Certificates, to the Class of A-P Certificates, Unpaid Realized Loss Amounts for the A-P(III) Component of the Class A-P Certificates and such Distribution Date; provided, however, that, if necessary, the aggregate of all such amounts distributed on such Distribution Date shall not exceed the aggregate Subordinate Principal Distribution Amount (without regard to the proviso of such definition) for the I-B Subordinate Certificates and, provided further, that such amounts will not reduce the Component Principal Balance of any such Component of the Class A-P Certificates;

(iv)

concurrently, pro rata from amounts otherwise payable to the II-B Subordinate Certificates, to the Class of A-P Certificates, Unpaid Realized Loss Amounts for the A-P(IV) Component, the A-P(V) Component and the A-P(VI) Component of the Class A-P Certificates and such Distribution Date; provided, however, that, if necessary, the aggregate of all such amounts distributed on such Distribution Date shall not exceed the aggregate Subordinate Principal Distribution Amount (without regard to the proviso of such definition) for the II-B Subordinate Certificates and, provided further, that such amounts will not reduce the Component Principal Balance of any such Component of the Class A-P Certificates;

(v)

to the extent of the remaining Available Distribution Amount for Collateral Group I, Collateral Group II, Collateral Group III, Collateral Group IV, Collateral Group V, Collateral Group VI and Collateral Group VII, but subject to the prior distribution of amounts described under “— Cross-Collateralization” below, to the I-B Subordinate Certificates, in their order of seniority the sum of (i) Accrued Certificate Interest pro rata on the basis of the amount owing to each such Class, and their pro rata shares, based on their outstanding Certificate Balances, of the Subordinate Principal Distribution Amount for such Collateral Group, as applicable; provided, however, that on any Distribution Date on which the Subordination Level for any class of I-B Subordinate Certificates is less than its Subordination Level as of the Closing Date, the portion of the Subordinate Principal Prepayment Amount otherwise allocable to the class or classes of the I-B Subordinate Certificates junior to such class will be allocated pro rata to the most senior class of I-B Subordinate Certificates for which the Subordination Level on such Distribution Date is less than the Subordination Level as of the Closing Date and all classes of I-B Subordinate Certificates senior thereto;

(vi)

to the extent of the remaining Available Distribution Amount for Collateral Group VIII, Collateral Group IX, Collateral Group X, Collateral Group XI, Collateral Group XII, Collateral Group XIII and Collateral Group XIV, but subject to the prior distribution of amounts described under “— Cross-Collateralization” below, to the II-B Subordinate Certificates, in their order of seniority the sum of (i) Accrued Certificate Interest pro rata on the basis of the amount owing to each such Class, and their pro rata shares, based on their outstanding Certificate Balances, of the Subordinate Principal Distribution Amount for such Collateral Group, as applicable; provided, however, that on any Distribution Date on which the Subordination Level for any class of II-B Subordinate Certificates is less than its Subordination Level as of the Closing Date, the portion of the Subordinate Principal Prepayment Amount otherwise allocable to the class or classes of the II-B Subordinate Certificates junior to such class will be allocated pro rata to the most senior class of II-B Subordinate Certificates for which the Subordination Level on such Distribution Date is less than the Subordination Level as of the Closing Date and all classes of II-B Subordinate Certificates senior thereto;

(vii)

to each Class of Certificates, in the order of their seniority, the amount of any unreimbursed Realized Losses previously allocated to such Certificates; and

(viii)

to the Residual Certificates, after all of the other Classes of Certificates have been paid in full, the remainder, if any, which is expected to be zero, of the Available Distribution Amount for all Collateral Groups.

(b)

On each Distribution Date prior to the Credit Support Depletion Date but after the date on which the aggregate Certificate Principal Balance or Component Principal Amount of the Senior Certificates (other than, in the case of Collateral Group V, Collateral Group VIII, Collateral Group IX and Collateral Group XII, the related Component of the Class A-P Certificates) of any Certificate Group has been reduced to zero, amounts otherwise distributable as principal on each Class of Subordinate Certificates pursuant to Section 3.01(a)(iv), in reverse order of priority, in respect of such Class’s Subordinate Class Percentage of the Subordinate Principal Distribution Amount for the Loan Group relating to such retired Senior Certificates, shall be distributed as principal to the Senior Certificates (other than any Notional Certificates and, in the case of Collateral Group V, Collateral Group VIII, Collateral Group IX and Collateral Group XII, the related Component of the Class A-P Certificates) remaining outstanding pursuant to Section 3.01(a)(ii) until the Class Principal Balances thereof have been reduced to zero, provided that on such Distribution Date (a) the related Aggregate Subordinate Percentage for such Distribution Date is less than 200% of the related Aggregate Subordinate Percentage as of the Cut-off Date or (b) the average outstanding principal balance of the Mortgage Loans in any Loan Group that are delinquent 60 days or more for the last six months (including Mortgage Loans in foreclosure or bankruptcy and property held by the Trust) as a percentage of the related Group Subordinate Amount is greater than or equal to 50%.

On each Distribution Date on which the aggregate Certificate Principal Balance of the Senior Certificates (other than, in the case of Collateral Group V, Collateral Group VIII, Collateral Group IX and Collateral Group XII, the related Component of the Class A-P Certificates) of two or more Certificate Groups has been reduced to zero, any amounts distributable pursuant to this Section 3.01(b) will be allocated, as to each applicable Class of Subordinate Certificates, in proportion to such Class’s Subordinate Class Percentage of the Subordinate Principal Distribution Amount for the Collateral Group relating to each such retired Certificate Group.

On each Distribution Date on which the Senior Certificates (other than, in the case of Collateral Group V, Collateral Group VIII, Collateral Group IX and Collateral Group XII, the related Component of the Class A-P Certificates) of two or more Certificate Groups remain outstanding, any amounts distributable pursuant to this Section 3.01(b) will be distributed in proportion to the aggregate Certificate Principal Balances of such Certificates of each such Certificate Group.

On any Distribution Date on which any Certificate Group constitutes an Undercollateralized Group, all amounts otherwise distributable as principal on the Subordinate Certificates, in reverse order of priority (other than amounts necessary to pay Deferred Principal Amounts or unpaid Current Shortfalls) (or, following the Credit Support Depletion Date, such other amounts described in the immediately following sentence), will be distributed as principal to the Senior Certificates (other than any Notional Certificates and, in the case of  Group I and Group III, the related Component of the Class A-P Certificates) of such Undercollateralized Group pursuant to Section 3.01(a)(ii), until the aggregate Certificate Principal Balance of such Senior Certificates equals the Non-AP Pool Balance of the related Collateral Group (such distribution, an “Undercollateralization Distribution”).  In the event that any Certificate Group constitutes an Undercollateralized Group on any Distribution Date following the Credit Support Depletion Date, Undercollateralization Distributions will be made from any Available Distribution Amount for the Collateralized Groups not related to an Undercollateralized Group remaining after all required amounts have been distributed to the Senior Certificates (other than, in the case of Collateral Group V, Collateral Group VIII, Collateral Group IX and Collateral Group XII, the related Component of the Class A-P Certificates) of such other Certificate Groups.  In addition, the amount of any unpaid Current Shortfalls with respect to an Undercollateralized Group on any Distribution Date (including any Current Shortfalls for such Distribution Date) shall be distributed to the Senior Certificates (other than, in the case of Collateral Group V, Collateral Group VIII, Collateral Group IX and Collateral Group XII, the related Component of the Class A-P Certificates) of such Undercollateralized Group prior to the payment of any Undercollateralization Distributions from amounts otherwise distributable as principal on the related Subordinate Certificates, in reverse order of priority (or, following the Credit Support Depletion Date, as provided in the preceding sentence).

If on any Distribution Date two or more Certificate Groups are Undercollateralized Groups, the distribution described in the immediately preceding paragraph will be made in proportion to the amount by which the aggregate Certificate Principal Balance of the Senior Certificates (other than, in the case of Collateral Group V, Collateral Group VIII, Collateral Group IX and Collateral Group XII, the related Component of the Class A-P Certificates) of each such Certificate Group, after giving effect to distributions pursuant to Section 3.01(a) on such Distribution Date, exceeds the Non-AP Pool Balance of the related Collateral Group for such Distribution Date.

(c)

REMIC I-1 Distributions.  On each Distribution Date, the Trustee shall apply amounts in the REMIC I-1 Distribution Account to the REMIC I-1 Regular Interests in the same manner that amounts are distributed on any Corresponding Classes of Certificates on such Distribution Date.

On each Distribution Date, the Trustee shall apply remaining amounts in the REMIC I-1 Distribution Account in respect of interest attributable to Loan Groups I through III to the Class I-VII-Pool, Class I-VII-Sub-A and Class I-VII-Sub-B Interests in accordance with their interest rates set forth above.  In addition, on each Distribution Date, the Trustee shall apply amounts in the REMIC I-1 Distribution Account in respect of principal attributable to Loan Groups I through III to the Class I-VII-Pool, Class I-VII-Sub-A and Class I-VII-Sub-B Interests as follows:

(i)

first, to the Class I-VII-Sub-A and Class I-VII-Sub-B Interests, the minimum amounts to each such that following that allocation the weighted average rate of the Class I-VII-Sub-A and Class I-VII-Sub-B Interests, weighted on the principal balances thereof and determined by subjecting the Class I-VII-Sub-A Interest to a floor of 9.2459365740% and subjecting the Class I-VII-Sub-B Interest to a cap of  4.0000000000%, equals the interest rate on the Class I-B Certificates for the following Distribution Date;

(ii)

second, to the Class I-VII-Pool Interest until its principal balance is reduced to zero; and

(iii)

third, pro rata to the Class I-VII-Sub-A and Class I-VII-Sub-B Interests in accordance with their principal balances following clause (i) above.

Realized Losses and Shortfalls with respect to Loan Groups I though III shall be allocated in the same manner.

On each Distribution Date, the Trustee shall apply remaining amounts in the REMIC I-1 Distribution Account in respect of interest attributable to Loan Groups IV through VI to the Class VIII-XIV-Pool, Class VIII-XIV-Sub-A and Class VIII-XIV-Sub-B Interests in accordance with their interest rates set forth above.  In addition, on each Distribution Date, the Trustee shall apply amounts in the REMIC I-1 Distribution Account in respect of principal attributable to Loan Groups IV through VI to the Class VIII-XIV-Pool, Class VIII-XIV-Sub-A and Class VIII-XIV-Sub-B Interests as follows:

(i)

first, to the Class VIII-XIV-Sub-A and Class VIII-XIV-Sub-B Interests, the minimum amounts to each such that following that allocation the weighted average rate of the Class VIII-XIV-Sub-A and Class VIII-XIV-Sub-B Interests, weighted on the principal balances thereof and determined by subjecting the Class VIII-XIV-Sub-A Interest to a floor of 7.8459042260% and subjecting the Class VIII-XIV-Sub-B Interest to a cap of  3.5000000000%, equals the interest rate on the Class B Certificates for the following Distribution Date;

(ii)

second, to the Class VIII-XIV-Pool Interest until its principal balance is reduced to zero; and

(iii)

third, pro rata to the Class VIII-XIV-Sub-A and Class VIII-XIV-Sub-B Interests in accordance with their principal balances following clause (i) above.

Realized Losses and Shortfalls with respect to Loan Groups IV though VI shall be allocated in the same manner.

The Trustee shall withdraw all amounts allocated to the various REMIC I-1 Regular Interests and deposit such amounts in the REMIC I-2 Distribution Account for distribution pursuant to section 3.01(d) below on such Distribution Date.  Any amount remaining in the REMIC I-1 Distribution Account after making all other payments required under this Section 3.01(c) shall be distributed to the holder of the Class I-R Certificates.

(d)

REMIC I-2 Distributions.  On each Distribution Date, the Trustee shall apply amounts in the REMIC I-2 Distribution Account to the REMIC I-2 Regular Interests in the same manner that amounts are distributed on the Corresponding Classes of Certificates on such Distribution Date.  Realized Losses and Shortfalls shall be allocated in the same manner.  The Trustee shall withdraw all amounts allocated to the various REMIC I-2 Regular Interests and deposit such amounts in the REMIC I-3 Distribution Account for distribution pursuant to section 3.01(a) above on such Distribution Date.  Any amount remaining in the REMIC I-2 Distribution Account after making all other payments required under this Section 3.01(c) shall be distributed to the holder of the Class 2-R Certificates.

Section 3.02

Allocation of Realized Losses and Shortfalls.

(a)

Realized Losses of Principal.

(i)

On each Distribution Date, the respective Applicable Fractions of each Realized Loss on a Mortgage Loan, to the extent allocable to principal, shall be allocated to the related Collateral Groups for further allocation to the Class or Classes of REMIC Interests supported by such Collateral Groups in reduction of the Certificate Balance thereof; provided, however, that any Realized Loss allocated to a Collateral Group shall be allocated first to the Subordinate Interests related to such Collateral Group, in reverse numerical order, until the Certificate Balance thereof is reduced to zero, and then pro rata to the Senior Interests related to such Collateral Group.  Any Realized Losses allocated to a Class of REMIC Interests and not reimbursed on the same Distribution Date shall be allocated to the Corresponding Class or Classes of Certificates as described below.

(ii)

Prior to the Credit Support Depletion Date, to the extent that the principal portion of a Realized Loss has been allocated to reduce the Certificate Principal Balance of the Class A-P Interest, the amount of such Realized Loss will be reimbursed from the Subordinate Principal Distribution Amount, to reimburse the Unpaid Realized Loss Amount.  The distribution of any Unpaid Realized Loss Amount to a Class of Senior Interests on any Distribution Date shall not result in a further reduction of the Certificate Balance of such Class of Senior Interests, but instead shall result in the reduction of the Certificate Balance of the Subordinate Interests in REMIC I-2, until the Certificate Balance thereof has been reduced to zero. The Unpaid Realized Loss Amounts will be paid from the amounts otherwise payable to the Classes of Subordinate Interests related to the applicable REMIC, beginning with the Class having the highest numerical designation.  Any Unpaid Realized Loss Amount not paid on the Distribution Date relating to the Due Period in which the Realized Loss was incurred will be carried forward and will be included in the Unpaid Realized Loss Amount for the next Distribution Date.

(iii)  Any Realized Losses allocated to a Class of REMIC I-2 Interests pursuant to Section 3.02(a)(i) and not reimbursed on the same Distribution Date shall be allocated on the same date to the Corresponding Class or Classes of REMIC I-3 Certificates.

(b)

Realized Losses Allocable to Interest. On each Distribution Date, the portion of each Realized Loss on a Mortgage Loan that exceeds the outstanding principal amount of such Mortgage Loan shall be allocated pro rata to the related Collateral Group or Groups, on the basis of the amount of interest due to such Collateral Group from such Mortgage Loan. On each Distribution Date, the interest portion of each Realized Loss allocated to a Collateral Group in accordance with the preceding sentence shall be further allocated pro rata, on the basis of Accrued Certificate Interest, to each Class of related REMIC Interests; provided that the interest portion of any Realized Losses allocated to the Subordinate Interests in a REMIC as provided in this Section 3.02(b) shall be allocated to such Subordinate Interests in reverse order of seniority.

(c)

Interest Shortfall.  Notwithstanding anything in the Standard Terms to the contrary, on each Distribution Date, before any distributions are made on the REMIC Interests and the Certificates, Month End Interest Shortfall not covered by compensating interest from P&I Advances and Soldiers’ and Sailors’ Shortfall with respect to any Mortgage Loan shall be allocated pro rata among the Classes of the related REMIC based on the amount of interest otherwise owing thereto in reduction of that amount.  Such amounts shall be allocated proportionately based on (1) in the case of the Senior Certificates, the Accrued Certificate Interest otherwise distributable thereon and (2) in the case of the Subordinate Certificates, interest accrued on their related Apportioned Principal Balances without regard to any reduction pursuant to this paragraph, for that Distribution Date.

(d)

Modification Losses.  In the event that the Note Rate on a Mortgage Loan is reduced as a result of a modification of the terms of such Mortgage Loan, such modification shall be disregarded for purposes of calculating the Certificate Rate on any Class of Certificates or Class of REMIC Interest.  Any shortfall resulting from any such modifications, however, shall be treated as a Realized Loss occurring on each Distribution Date and shall be applied to reduce the Certificate Balances of the Certificates and REMIC Interests in the manner and order of priority set forth above.

(e)

In the event that there is a recovery of an amount in respect of principal of a Mortgage Loan, which amount had previously been allocated as a Realized Loss to one or more Classes of Certificates and, if applicable, to one or more Components, (i) such amount shall be treated as a Principal Prepayment Amount and shall be included in the Available Distribution Amount for the Distribution Date occurring in the month following the month in which such recovery is received and (ii) the Certificate Balance or Component Principal Amount, as applicable, of the Classes or Components to which any Realized Loss had previously been allocated, whether or not such Classes or Components remaining outstanding, shall be increased in reverse order of priority, in each case by an amount equal to the lesser of (x) the amount of such recovery and (y) the aggregate amount of Realized Losses previously allocated to such Classes or Components less amounts previously allocated to such Classes or Components pursuant to this paragraph.

ARTICLE IV

THE SECURITIES

Section 4.01

The Certificates.

The Certificates will be designated generally as the Mortgage Pass-Through Certificates, Series 2004-2F.  The aggregate principal amount of Certificates or Interests, as applicable, that may be executed and delivered under this Agreement is limited to $1,090,835,277, except for Certificates executed and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Certificates pursuant to Sections 5.03 or 5.05 of the Standard Terms.  On the Closing Date, the Securities Administrator shall execute, and the Certificate Registrar shall authenticate and deliver Mortgage Pass-Through Certificates in the names and amounts and to the Persons as directed by the Depositor.  The table in Section 2.03 sets forth the Classes of Certificates, the initial Certificate Balance and the Certificate Rate for each Class of the Certificates.

Section 4.02

Denominations.

Each of the Class A and Senior Subordinate Certificates shall be issued in fully registered, book-entry form and shall be Book-Entry Certificates.  Each of the Residual Certificates and Class I-B4, Class I-B5, Class I-B6, Class II-B4, Class II-B5 and Class II-B6 Certificates shall be issued in fully registered, certificated form.  The Class A Certificates (other than the Class A-P, Class IA-2, Class IIA-2, Class IIA-4, Class IIIA-2, Class IIIA-4, Class IVA-2, Class VIIA-2 or Class A-X Certificates) are offered in minimum denominations of $25,000 initial Certificate Balance each and multiples of $1 in excess of $25,000.  The Class IA-2, Class IIA-2, Class IIA-4, Class IIIA-2, Class IIIA-4, Class IVA-2 and Class VIIA-2 Certificates are offered in minimum denominations of $1,000,000 initial Notional Amount each and multiples of $1 in excess of $1,000,000. The Class A-P Certificates are offered in the form of a single Certificate representing the entire Certificate Balance thereof.  The Class A-X Certificates are offered in the form of a single Certificate representing the entire Notional Amount thereof.  The Subordinate Certificates are offered in minimum denominations of $250,000 initial Certificate Balance each and multiples of $1 in excess of $250,000.  In addition, one Certificate of each Class (other than the Residual Certificates) may be issued evidencing the sum of an authorized denomination thereof and the remainder of the initial Certificate Balance (or, in the case of the Class IA-2, Class IIA-2, Class IIA-4, Class IIIA-2, Class IIIA-4, Class IVA-2, Class VIIA-2 and Class A-X Certificates, the Notional Amount) of such Class.  The residual Certificates will each be issued in percentage interests of 99.99% and 0.01%.

Section 4.03

Redemption of Certificates.

There shall be no right to redemption pursuant to Section 10.01 of the Standard Terms.  Moreover, notwithstanding anything to the contrary in Section 10.02 of the Standard Terms, the obligations created by the Trust Agreement will terminate upon payment to the Certificateholders of all amounts held in the Collection Account, the Certificate Account and the Distribution Account required to be paid to the Certificateholders pursuant to the Trust Agreement, following the earlier of: (i) the final payment or other liquidation (or any Advance with respect thereto) of the last Mortgage Loan remaining in the Trust or the disposition of all property acquired upon foreclosure of any such Mortgage Loan and (ii) the repurchase of all of the assets of the Trust by GE Mortgage upon the date on which the aggregate Scheduled Principal Balance of the Mortgage Loans is equal to or less than 1% of the aggregate Scheduled Principal Balance of such Mortgage Loans as of the Cut-Off Date.  Written notice of termination shall be given to each Certificateholder, and the final distribution shall be made only upon surrender and cancellation of the Certificates at an office or agency appointed by the Securities Administrator, which will be specified in the notice of termination.  Any repurchase of the assets of the Trust pursuant to this Section 4.03 shall be made at a price equal to the Termination Price.

Section 4.04

Securities Laws Restrictions.

Each of the Junior Subordinate Certificates is a Private Certificate subject to the restrictions on transfer contained in Section 5.05(a) of the Standard Terms.  Furthermore, each of the Private Certificates is a Rule 144A Certificate.  The Class R Certificate is a Residual Certificate subject to Section 5.05(c) of the Standard Terms.

ARTICLE V

MISCELLANEOUS PROVISIONS

Section 5.01

Request for Opinions.

(a)

The Depositor hereby requests and authorizes McKee Nelson LLP, as its counsel in this transaction, to issue on behalf of the Depositor such legal opinions to the Trustee, the Securities Administrator and each Rating Agency as may be (i) required by any and all documents, certificates or agreements executed in connection with the Trust, or (ii) requested by the Trustee, the Securities Administrator, any such Rating Agency or their respective counsels.

(b)

Each of the Trustee, the Securities Administrator and the Master Servicer hereby requests and authorizes its counsel to issue on behalf of such Person such legal opinions to the Depositor, GSMC and Goldman, Sachs & Co. as may be required by any and all documents, certificates or agreements executed in connection with the establishment of the Trust and the issuance of the Certificates.

Section 5.02

Schedules and Exhibits.

Each of the Schedules and Exhibits attached hereto or referenced herein are incorporated herein by reference as contemplated by the Standard Terms.  Each Class of Certificates shall be in substantially the form attached hereto, as set forth in the Exhibit index.

Section 5.03

Governing Law.

This Trust Agreement shall be governed by, and its provisions construed in accordance with, the laws of the State of New York.

Section 5.04

Counterparts.

This Trust Agreement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original but all of such counterparts shall together constitute but one and the same instrument.

Section 5.05

Notices.

All demands and notices hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by first class mail, postage prepaid, or by express delivery service, to (a) in the case of the Depositor, 85 Broad Street, New York, New York 10004, Attention: President (telecopy number (212) 902-3000 and email addresses:  samuel.ramos@gs.com and lisa.rosenberg@gs.com) or such other address, telecopy number or email address as may hereafter be furnished to each party to the Trust Agreement in writing by the Depositor; (b) in the case of the Trustee, 401 South Tryon Street, 12th Floor, Charlotte, NC 28288-1179, Attention: Corporate Trust Services or such other address or telecopy number as may hereafter be furnished to each party to the Trust Agreement in writing by the Trustee; (c) in the case of the Master Servicer, 3415 Vision Drive, Columbus, Ohio 43219-6009, Attn: Diane Bentz (with a copy to 343 Thornall Street, Edison, New Jersey 08837, Attn: General Counsel) or such other address, telecopy number or email address as may hereafter be furnished to each party to the Trust Agreement in writing by the Master Servicer; and (d) in the case of the Securities Administrator, 4 New York Plaza, 6th Floor, New York, New York 10004, Attention: Institutional Trust Services/Global Debt, GSR Mortgage Loan Trust 2004-2F, Telecopy: (212) 623-5930 or such other address, telecopy number or email address as may hereafter be furnished to each party to the Trust Agreement in writing by the Securities Administrator.  The address of the rating agency required to be stated herein pursuant to Section 13.08(d) of the Standard Terms is Fitch Inc., 1 State Street Plaza, New York, New York 10004, and Standard and Poor’s Rating Services, 55 Water Street, New York, New York 10041.

[Signature page follows]

IN WITNESS WHEREOF, the Depositor, the Trustee, the Master Servicer, the Securities Administrator and the Custodian have caused this Trust Agreement to be duly executed by their respective officers thereunto duly authorized and their respective signatures duly attested all as of the day and year first above written.

GS MORTGAGE SECURITIES CORP.,
  as Depositor

By:
       Name:
        Title:

WACHOVIA BANK, NATIONAL
  ASSOCIATION,
not in its individual capacity, but solely in
its capacity as Trustee under this Trust
Agreement

By:
       Name:
        Title:

CHASE MANHATTAN MORTGAGE
  CORPORATION,
  as Master Servicer

By:
       Name:
        Title:

JPMORGAN CHASE BANK,
  not in its individual capacity, but solely in
  its capacity as Securities Administrator and
  Custodian

By:
       Name:
        Title:

STATE OF NEW YORK

)

)  ss.:

COUNTY OF NEW YORK

)

The foregoing instrument was acknowledged before me in the County of New York, this ____ day of January 2004, by _____________________, __________________ for GS Mortgage Securities Corp., a Delaware corporation, on behalf of the corporation.

             Notary Public

My Commission expires: _______________________

STATE OF _____________

)

)  ss.:

COUNTY OF __________

)

The foregoing instrument was acknowledged before me in the County of _____________________, this ____ day of _____________ 2004, by _____________________ of Wachovia Bank, National Association, on behalf of the company.

             Notary Public

My Commission expires: _______________________

STATE OF _____________

)

)  ss.:

COUNTY OF __________

)

On the _____ of January 2004 before me, a Notary Public in and for said State, personally appeared __________________ known to me to be a __________________ of Chase Manhattan Mortgage Corporation, the New Jersey corporation that executed the within instrument and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

             Notary Public

My Commission expires: _______________________

STATE OF _____________

)

)  ss.:

COUNTY OF __________

)

The foregoing instrument was acknowledged before me in the County of                            , this    th day of January 2004, by                                ,                                 of JPMorgan Chase Bank, on behalf of the company.

             Notary Public

My Commission expires: _______________________

SCHEDULE I

Mortgage Loan Schedule

EXHIBIT A

Form of Certificates